UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08748

Wanger Advisors Trust

(Exact name of registrant as specified in charter)

227 W. Monroe Street

Suite 3000

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Ryan C. Larrenaga

c/o Columbia Management

Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

Louis Mendes

Columbia Acorn Trust

227 West Monroe Street, Suite 3000

Chicago, Illinois 60606

Mary C. Moynihan

Perkins Coie LLP

700 13th Street, NW

Suite 600

Washington, DC 20005

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 634-9200

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

SemiAnnual Report
June 30, 2019
Wanger USA
Managed by Columbia Wanger Asset Management, LLC
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Wanger USA  |  Semiannual Report 2019

Fund at a Glance
(Unaudited)
Investment objective
Wanger USA (the Fund) seeks long-term capital appreciation.
Portfolio management
Matthew A. Litfin, CFA
Lead Portfolio Manager since 2016
Service with the Fund since 2015
Richard Watson, CFA
Co-Portfolio Manager since 2017
Service with the Fund since 2006
Average annual total returns (%) (for the period ended June 30, 2019)
	Inception	6 Months cumulative	1 Year	5 Years	10 Years	Life
Wanger USA	05/03/95	19.73	2.06	10.06	15.31	11.84
Russell 2000 Growth Index		20.36	-0.49	8.63	14.41	-
Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit columbiathreadneedleus.com/investor/.
Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
The Fund’s annual operating expense ratio of 1.09% is stated as of the Fund’s prospectus dated May 1, 2019, and differences in expense ratios disclosed elsewhere in this report may result from the reflection of fee waivers and/or expense reimbursements as well as different time periods used in calculating the ratios.
All results shown assume reinvestment of distributions.
The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
Wanger USA | Semiannual Report 2019	3

Fund at a Glance   (continued)
(Unaudited)
Top ten holdings (%) (at June 30, 2019)
Cedar Fair LP Owns and operates amusement parks	2.1
Manhattan Associates, Inc. Information technology solutions for distribution centers	2.0
Chemed Corp. Hospice and palliative care services	1.9
Dorman Products, Inc. Automotive products and home hardware	1.9
Extended Stay America, Inc. Hotels and motels	1.6
ITT, Inc. Engineered components & customized technology solutions	1.5
National Research Corp., Class A Survey-based healthcare performance, analysis and tracking	1.5
WD-40 Co. Multi-purpose lubricant products and heavy-duty hand cleaners	1.5
HealthEquity, Inc. Technology-enabled services platforms for consumers to make healthcare saving and spending decisions	1.4
BWX Technologies, Inc. Nuclear components and fuel	1.4
Percentages indicated are based upon total investments excluding Money Market Funds, investments in derivatives and Securties Lending Collateral, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments."
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at June 30, 2019)
Common Stocks	94.3
Limited Partnerships	2.0
Money Market Funds	3.3
Securities Lending Collateral	0.4
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at June 30, 2019)
Communication Services	0.5
Consumer Discretionary	20.6
Consumer Staples	5.4
Energy	1.3
Financials	11.7
Health Care	24.6
Industrials	12.3
Information Technology	18.0
Materials	2.7
Real Estate	2.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Wanger USA | Semiannual Report 2019

Manager Discussion of Fund Performance
(Unaudited)
Matthew A. Litfin, CFA
Lead Portfolio Manager
Richard Watson, CFA
Co-Portfolio Manager
Wanger USA returned 19.73% for the six-month period ended June 30, 2019, underperforming the 20.36% return of the Fund’s primary benchmark, the Russell 2000 Growth Index.
The robust gain for equities in the first half of the year was in part a reflection of the improving outlook for U.S. Federal Reserve (Fed) policy. The combination of slowing growth, low inflation, and dovish commentary from Fed officials fueled growing optimism that multiple interest rate cuts could be on the way by mid-2020. This represented a stark contrast to late last year, when the consensus expectation was that the Fed would raise interest rates several times in 2019. The 180-degree turn in Fed policy propelled U.S. equities higher and helped overcome a wide range of potential challenges for the market, including the U.S.-China trade impasse, gradually weakening economic conditions and worries that corporate profits in the second half of 2019 may not live up to expectations. The broader equity market gained ground in each month of the semiannual period with the exception of May. Small-company growth stocks performed particularly well in the rally, with returns that exceeded those of large- and small-cap core and value stocks.
The Fund’s underperformance occurred at a time in which we wouldn’t necessarily expect it to exceed the return of the broader market reflected in its benchmark. High-momentum stocks and unprofitable companies typically produced the best returns during the period, in contrast to the Fund’s higher quality tilt and slight value bent. The Fund generated the strongest results in the information technology and financials sectors, and, to a lesser extent, the health care and real estate sectors. While the Fund’s holdings in the consumer discretionary, consumer staples and materials sectors lagged somewhat relative to the benchmark, we believe that the Fund’s healthy absolute performance in a challenging period that reflects our bottom-up investment process and emphasis on fundamental research and disciplined valuation techniques.
Three software companies drove the Fund’s strong showing in the technology sector during the period. CyberArk Software Ltd., a provider of software-based cybersecurity solutions designed to safeguard and monitor privileged IT accounts, was the leading contributor. The stock rallied after significantly beating revenue expectations and posting robust earnings growth, a positive outcome that reflected the combination of hearty end-market demand and a favorable competitive landscape. Alteryx, Inc., which operates a self-service data analytics software platform for enterprises, also made a meaningful contribution. The stock benefited from impressive financial results, new customer additions and news that an industry competitor was bought out. Manhattan Associates, Inc., which makes software that enables brick-and-mortar retailers to better compete with their online counterparts, was another top contributor. Although the company has comparable growth to many of the high-flying software-as-a-service stocks, it trades at a more realistic valuation. The shares lagged in 2018 due to depressed investor sentiment surrounding the retail industry, but we remained optimistic about the company’s growth prospects. This thesis played out in the first half of 2019, as Manhattan Associates beat profit estimates and raised its future guidance.
A number of health care stocks also added value to the Fund during the period, led by Tandem Diabetes Care, Inc., GW Pharmaceuticals PLC and Loxo Oncology, Inc., which was bought out at a premium. Conversely, the Fund lost some performance through a position in Kiniksa Pharmaceuticals, Ltd., which completed a poorly timed equity offering in January and did not benefit from any catalysts in its new product pipeline in the first half of 2019.
Despite the Fund’s generally strong showing in the technology sector, technology companies also detracted from the Fund’s returns during the period. The software company Zuora was among the largest detractors. The market had high expectations for Zuora’s growth potential, but the company missed on its first-quarter earnings. In addition, Zuora’s management took down its guidance for 2020 without providing an explanation of how it would resolve its issues. Believing our original investment thesis had been violated, we sold the Fund’s position. Care.com, a leader in the online sitter-for-hire

Wanger USA | Semiannual Report 2019	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
business, also weighed on results. The company faced a litany of issues, including execution problems, safety concerns, a failure to meet earnings expectations, and the resignation of its chief financial officer.
Stocks performed very well in the first half of the year, and we think the market continues to offer a wide range of attractive companies for bottom-up investors like the Fund. We believe there are still good opportunities to invest in well positioned small-cap companies with strong secular tailwinds driving their businesses and fueling growth. With that said, we believe that valuations appear to be reaching elevated levels, indicating that the market may be somewhat overheated. We believe this may lead to increased volatility and the possibility of weaker performance for equities in the short term. Still, we think this environment may work to the Fund’s advantage by dampening investors’ preference for momentum stocks and sparking renewed interest in the types of higher-quality, fundamentally sound and reasonably valued companies in which the Fund seeks to invest.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Wanger USA | Semiannual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As a shareholder, you incur three types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include investment advisory fees and other expenses for Wanger USA (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
January 1, 2019 — June 30, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger USA	1,000.00	1,000.00	1,197.30	1,019.47	5.55	5.10	1.03
Expenses paid during the period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund’s most recent fiscal half-year and divided by 365.
Had the investment manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced. See Note 3 to the Financial Statements.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.
Wanger USA | Semiannual Report 2019	7

Portfolio of Investments
June 30, 2019 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 95.6%
Issuer	Shares	Value ($)
Communication Services 0.5%
Interactive Media & Services 0.5%
Care.com, Inc.(a) Child, adult, senior, pet and home care services	281,476	3,090,606
Total Communication Services		3,090,606
Consumer Discretionary 18.0%
Auto Components 3.1%
Dorman Products, Inc.(a) Automotive products and home hardware	140,077	12,206,310
LCI Industries Recreational vehicles and equipment	51,956	4,676,040
Visteon Corp.(a) Automotive systems, modules and components	55,700	3,262,906
Total		20,145,256
Diversified Consumer Services 1.0%
Adtalem Global Education, Inc.(a) Higher education institutions	147,924	6,663,976
Hotels, Restaurants & Leisure 6.8%
Choice Hotels International, Inc. Vacation rental properties, travel tips and other services	45,473	3,956,606
Churchill Downs, Inc. Horse racing company, home of the Kentucky Derby	62,291	7,167,825
Dave & Buster’s Entertainment, Inc. Venues that combine dining and entertainment for adults and families	160,550	6,497,458
Extended Stay America, Inc. Hotels and motels	613,168	10,356,408
Red Rock Resorts, Inc., Class A Casino & entertainment properties	273,015	5,864,362
Wendy’s Co. (The) Fast-food restaurants	255,051	4,993,899
Wingstop, Inc. Cooked-to-order chicken wings	63,892	6,053,767
Total		44,890,325
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Durables 3.9%
Cavco Industries, Inc.(a) Designs and manufactures systems-built structures	21,662	3,412,632
Helen of Troy Ltd.(a) Brand-name hair and comfort products	46,844	6,117,358
iRobot Corp.(a) Manufactures robots for cleaning	71,110	6,516,520
Skyline Champion Corp.(a) Factory-built housing	219,496	6,009,801
TopBuild Corp.(a) Insulation installation services	41,399	3,426,181
Total		25,482,492
Leisure Products 2.4%
Brunswick Corp. Consumer products serving the outdoor and indoor active recreation markets	103,373	4,743,787
Johnson Outdoors, Inc., Class A Outdoor recreational products	57,308	4,273,457
MasterCraft Boat Holdings, Inc.(a) Recreational powerboats	332,493	6,513,538
Total		15,530,782
Specialty Retail 0.8%
Boot Barn Holdings, Inc.(a) Western and work gear	148,758	5,301,735
Total Consumer Discretionary		118,014,566
Consumer Staples 5.2%
Beverages 0.6%
Cott Corp. Route based service provider	293,000	3,911,550
Food & Staples Retailing 0.7%
BJ’s Wholesale Club Holdings, Inc.(a) Warehouse club	180,494	4,765,042
Food Products 0.6%
Calavo Growers, Inc. Avocados and other perishable foods	43,597	4,217,574
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Wanger USA | Semiannual Report 2019

Portfolio of Investments  (continued)
June 30, 2019 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Products 2.3%
Central Garden & Pet Co.(a) Lawn, garden & pet supply products	208,581	5,621,258
WD-40 Co. Multi-purpose lubricant products and heavy-duty hand cleaners	58,106	9,241,178
Total		14,862,436
Personal Products 1.0%
Inter Parfums, Inc. Fragrances and related products	98,680	6,561,233
Total Consumer Staples		34,317,835
Energy 1.3%
Energy Equipment & Services 0.6%
Core Laboratories NV Reservoir description, production enhancement, and reservoir management services	76,869	4,018,711
Oil, Gas & Consumable Fuels 0.7%
Callon Petroleum Co.(a) Independent energy company	633,916	4,177,507
Total Energy		8,196,218
Financials 11.4%
Banks 3.9%
Bank of NT Butterfield & Son Ltd. (The) Community bank and specialized international financial services	143,049	4,857,944
First Busey Corp. Multi-bank holding company	208,800	5,514,408
Great Southern Bancorp, Inc. Real estate, commercial real estate, commercial business, consumer, and construction loans	111,763	6,689,015
Lakeland Financial Corp. Bank holding company	99,218	4,646,379
Trico Bancshares Holding company for Tri Counties Bank	95,861	3,623,546
Total		25,331,292
Capital Markets 2.7%
Ares Management Corp., Class A Asset management firm	218,530	5,718,930
Hamilton Lane, Inc., Class A Private market investment solutions	92,264	5,264,584
Houlihan Lokey, Inc. Investment bank	149,092	6,639,067
Total		17,622,581
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Finance 1.1%
FirstCash, Inc. Owns and operates pawn stores	72,120	7,213,443
Insurance 0.8%
Palomar Holdings, Inc.(a) Insurance services	226,725	5,450,469
Thrifts & Mortgage Finance 2.9%
Merchants Bancorp Bank holding company	412,562	7,025,931
OceanFirst Financial Corp. New Jersey banks	132,302	3,287,705
Walker & Dunlop, Inc. Commercial real estate financial services	166,941	8,882,930
Total		19,196,566
Total Financials		74,814,351
Health Care 24.0%
Biotechnology 7.9%
Agios Pharmaceuticals, Inc.(a) Therapeutics in the field of cancer metabolism	112,679	5,620,429
Amicus Therapeutics, Inc.(a) Orally-administered, small molecule drugs to treat human genetic diseases	469,873	5,864,015
Enanta Pharmaceuticals, Inc.(a) Pharmaceutical products	74,064	6,249,520
Fate Therapeutics, Inc.(a) Biotechnology services	91,430	1,856,029
Genomic Health, Inc.(a) Development and commercialization of genomic-based clinical diagnostic tests for cancer	87,815	5,108,199
Immunomedics, Inc.(a) Diagnostic imaging and therapeutic products	302,436	4,194,787
Intercept Pharmaceuticals, Inc.(a) biopharmaceutical products	49,000	3,898,930
Kiniksa Pharmaceuticals Ltd., Class A(a) Clinical-stage biopharmaceutical company	409,335	5,542,396
MacroGenics, Inc.(a) Treatments for autoimmune disorders, cancer and infectious diseases	364,005	6,177,165
Ultragenyx Pharmaceutical, Inc.(a) Therapeutics and sialic acid for treating metabolic, body myopathy, glucuronidase, and rare genetic diseases	114,927	7,297,864
Total		51,809,334

The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger USA | Semiannual Report 2019	9

Portfolio of Investments  (continued)
June 30, 2019 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 7.2%
Atrion Corp. Medical products and components	9,282	7,915,133
AxoGen, Inc.(a) Technologies for peripheral nerve reconstruction and regeneration	280,023	5,544,455
iRhythm Technologies, Inc.(a) Medical instruments	79,769	6,308,132
Orthofix Medical, Inc.(a) Spine fixation, biological, and other orthopedic and spine solutions	139,550	7,379,404
Penumbra, Inc.(a) Peripheral vascular & neurovascular devices	42,903	6,864,480
SI-BONE, Inc.(a) Medical devices	285,000	5,796,900
Tactile Systems Technology, Inc.(a) Technology for treating lymphedema, chronic swelling & venous ulcers	125,965	7,169,928
Total		46,978,432
Health Care Providers & Services 5.8%
Chemed Corp. Hospice and palliative care services	34,444	12,428,773
Hanger, Inc.(a) Orthotics and prosthetics	181,489	3,475,514
HealthEquity, Inc.(a) Technology-enabled services platforms for consumers to make healthcare saving and spending decisions	139,530	9,125,262
National Research Corp., Class A Survey-based healthcare performance, analysis and tracking	166,998	9,617,415
Tivity Health, Inc.(a) Health fitness solutions	224,560	3,691,767
Total		38,338,731
Life Sciences Tools & Services 0.8%
NanoString Technologies, Inc.(a) Translational research and molecular diagnostics	169,062	5,131,032
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 2.3%
GW Pharmaceuticals PLC, ADR(a) Cannabinoid prescription medicines	18,245	3,145,255
Optinose, Inc.(a),(b) Health care services	583,618	4,132,015
Reata Pharmaceuticals, Inc., Class A(a) Biopharmaceutical company	36,842	3,476,043
Theravance Biopharma, Inc.(a) Small molecule medicines	252,357	4,120,990
Total		14,874,303
Total Health Care		157,131,832
Industrials 12.0%
Aerospace & Defense 1.4%
BWX Technologies, Inc. Nuclear components and fuel	171,444	8,932,232
Commercial Services & Supplies 2.7%
Brink’s Co. (The) Provides security services globally	53,149	4,314,636
Knoll, Inc. Branded office furniture products and textiles	229,475	5,273,336
Unifirst Corp. Workplace uniforms and protective clothing	42,685	8,049,110
Total		17,637,082
Construction & Engineering 1.1%
Comfort Systems U.S.A., Inc. Heating, ventilation and air conditioning systems	141,797	7,230,229
Electrical Equipment 0.8%
Atkore International Group, Inc.(a) Metal products and electrical raceway solutions	201,094	5,202,302
Machinery 1.5%
ITT, Inc. Engineered components & customized technology solutions	150,445	9,851,139
Professional Services 1.8%
Exponent, Inc. Science and engineering consulting firm	108,950	6,377,933
ICF International, Inc. Management, technology, policy consulting, and implementation services	74,843	5,448,570
Total		11,826,503
Road & Rail 1.0%
Saia, Inc.(a) Trucking transportation	100,434	6,495,067

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Wanger USA | Semiannual Report 2019

Portfolio of Investments  (continued)
June 30, 2019 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Trading Companies & Distributors 1.7%
Air Lease Corp. Aircraft leasing company	163,884	6,774,965
SiteOne Landscape Supply, Inc.(a) Landscape supplies	67,654	4,688,422
Total		11,463,387
Total Industrials		78,637,941
Information Technology 17.6%
Electronic Equipment, Instruments & Components 2.4%
Badger Meter, Inc. Flow measurement and control solutions	102,150	6,097,333
ePlus, Inc.(a) Provides IT hardware, software and services	65,318	4,503,023
Rogers Corp.(a) Specialty materials and components for applications	28,700	4,953,046
Total		15,553,402
IT Services 2.7%
Endava PLC, ADR(a) IT services	159,998	6,438,319
Hackett Group Business consulting and technology implementation	297,428	4,993,816
Science Applications International Corp. Scientific, Engineering and technology consulting services	71,201	6,163,159
Total		17,595,294
Semiconductors & Semiconductor Equipment 4.3%
Advanced Energy Industries, Inc.(a) Engineered precision power conversion, measurement and control solutions	127,431	7,170,542
Inphi Corp.(a) Analog semiconductor solutions	95,171	4,768,067
MKS Instruments, Inc. Instruments and components used to control and analyze gases in semiconductor manufacturing	52,973	4,126,067
Rudolph Technologies, Inc.(a) Systems and software used by semiconductor device manufacturers worldwide	166,153	4,590,808
Semtech Corp.(a) Analog and mixed-signal semiconductors	154,396	7,418,728
Total		28,074,212
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 8.2%
Alteryx, Inc., Class A(a) Data storage, retrieval, management, reporting, and analytics solutions	61,273	6,686,110
Blackline, Inc.(a) Develops and markets enterprise software	90,449	4,839,926
CyberArk Software Ltd.(a) IT security solutions	58,626	7,494,748
j2 Global, Inc. Cloud-based communications and storage messaging services	52,050	4,626,724
Manhattan Associates, Inc.(a) Information technology solutions for distribution centers	186,549	12,933,442
Mimecast Ltd.(a) Cloud security and risk management services for corporate information and email	124,996	5,838,563
Q2 Holdings, Inc.(a) Secure, cloud-based virtual banking solutions	62,466	4,769,904
Qualys, Inc.(a) Information technology security risk and compliance management solutions	73,500	6,400,380
Total		53,589,797
Total Information Technology		114,812,705
Materials 2.7%
Chemicals 2.7%
Ingevity Corp.(a) Specialty chemicals	31,100	3,270,787
Orion Engineered Carbons SA Global supplier of Carbon Black	180,911	3,873,304
PolyOne Corp. International polymer services company	127,402	3,999,149
Quaker Chemical Corp. Custom-formulated chemical specialty products	31,268	6,343,652
Total		17,486,892
Total Materials		17,486,892
Real Estate 2.9%
Equity Real Estate Investment Trusts (REITS) 1.5%
Coresite Realty Corp. Develops, owns & operates data centers	33,290	3,834,009
UMH Properties, Inc. Real estate investment trust	482,657	5,989,774
Total		9,823,783

The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger USA | Semiannual Report 2019	11

Portfolio of Investments  (continued)
June 30, 2019 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate Management & Development 1.4%
Colliers International Group, Inc.(b) Commercial real estate, residential property management and property services	57,779	4,138,132
FirstService Corp. Real estate services	50,920	4,884,246
Total		9,022,378
Total Real Estate		18,846,161
Total Common Stocks (Cost: $531,543,751)		625,349,107

Limited Partnerships 2.0%

Consumer Discretionary 2.0%
Hotels, Restaurants & Leisure 2.0%
Cedar Fair LP Owns and operates amusement parks	280,235	13,364,406
Total Consumer Discretionary		13,364,406
Total Limited Partnerships (Cost: $15,325,779)		13,364,406

Securities Lending Collateral 0.4%
	Shares	Value ($)
Dreyfus Government Cash Management Fund, Institutional Shares, 2.250%(c),(d)	2,317,950	2,317,950
Total Securities Lending Collateral (Cost: $2,317,950)		2,317,950

Money Market Funds 3.4%

Columbia Short-Term Cash Fund, 2.433%(c),(e)	22,019,192	22,016,991
Total Money Market Funds (Cost: $22,016,991)		22,016,991
Total Investments in Securities (Cost $571,204,471)		663,048,454
Obligation to Return Collateral for Securities Loaned		(2,317,950)
Other Assets & Liabilities, Net		(6,952,694)
Net Assets		$653,777,810

Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	All or a portion of this security was on loan at June 30, 2019. The total market value of securities on loan at June 30, 2019 was $2,408,796.
(c)	The rate shown is the seven-day current annualized yield at June 30, 2019.
(d)	Investment made with cash collateral received from securities lending activity.
(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended June 30, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividend — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.433%
	26,682,465	164,066,030	(168,729,303)	22,019,192	(506)	—	186,979	22,016,991
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Wanger USA | Semiannual Report 2019

Portfolio of Investments  (continued)
June 30, 2019 (Unaudited)
Fair value measurements  (continued)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not typically statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are traded in the European region or Asia Pacific region time zones which are typically statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
The Committee is responsible for applying the Wanger Advisors Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund’s securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.
The following table is a summary of the inputs used to value the Fund’s investments at June 30, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	3,090,606	—	—	—	3,090,606
Consumer Discretionary	118,014,566	—	—	—	118,014,566
Consumer Staples	34,317,835	—	—	—	34,317,835
Energy	8,196,218	—	—	—	8,196,218
Financials	74,814,351	—	—	—	74,814,351
Health Care	157,131,832	—	—	—	157,131,832
Industrials	78,637,941	—	—	—	78,637,941
Information Technology	114,812,705	—	—	—	114,812,705
Materials	17,486,892	—	—	—	17,486,892
Real Estate	18,846,161	—	—	—	18,846,161
Total Common Stocks	625,349,107	—	—	—	625,349,107
Limited Partnerships
Consumer Discretionary	13,364,406	—	—	—	13,364,406
Securities Lending Collateral	2,317,950	—	—	—	2,317,950
Money Market Funds	—	—	—	22,016,991	22,016,991
Total Investments in Securities	641,031,463	—	—	22,016,991	663,048,454
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger USA | Semiannual Report 2019	13

Statement of Assets and Liabilities
June 30, 2019 (Unaudited)
Assets
Investments in securities, at value*
Unaffiliated issuers (cost $549,187,480)	$641,031,463
Affiliated issuers (cost $22,016,991)	22,016,991
Receivable for:
Investments sold	2,680,094
Capital shares sold	35,394
Dividends	391,611
Securities lending income	2,077
Foreign tax reclaims	1,053
Prepaid expenses	6,333
Trustees’ deferred compensation plan	238,828
Total assets	666,403,844
Liabilities
Due to custodian	5,427
Due upon return of securities on loan	2,317,950
Payable for:
Investments purchased	9,465,256
Capital shares purchased	457,563
Investment advisory fee	15,355
Service fees	29,003
Administration fees	885
Trustees’ fees	504
Other expenses	95,263
Trustees’ deferred compensation plan	238,828
Total liabilities	12,626,034
Net assets applicable to outstanding capital stock	$653,777,810
Represented by
Paid in capital	519,068,723
Total distributable earnings (loss)	134,709,087
Total - representing net assets applicable to outstanding capital stock	$653,777,810
Shares outstanding	32,153,019
Net asset value per share	20.33
* Includes the value of securities on loan	2,408,796
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Wanger USA | Semiannual Report 2019

Statement of Operations
Six Months Ended June 30, 2019 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$3,306,354
Dividends — affiliated issuers	186,979
Income from securities lending — net	20,593
Foreign taxes withheld	(28,730)
Total income	3,485,196
Expenses:
Investment advisory fee	2,782,064
Service fees	290,065
Administration fees	160,491
Trustees’ fees	37,306
Custodian fees	6,767
Printing and postage fees	69,394
Audit fees	18,714
Legal fees	64,645
Compensation of chief compliance officer	1,320
Other	25,725
Total expenses	3,456,491
Fees waived by transfer agent	(161,673)
Total net expenses	3,294,818
Net investment income	190,378
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	45,881,313
Investments — affiliated issuers	(506)
Net realized gain	45,880,807
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	67,675,807
Net change in unrealized appreciation (depreciation)	67,675,807
Net realized and unrealized gain	113,556,614
Net increase in net assets resulting from operations	$113,746,992
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger USA | Semiannual Report 2019	15

Statement of Changes in Net Assets
	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Operations
Net investment income (loss)	$190,378	$(622,419)
Net realized gain	45,880,807	115,134,937
Net change in unrealized appreciation (depreciation)	67,675,807	(113,466,197)
Net increase in net assets resulting from operations	113,746,992	1,046,321
Distributions to shareholders
Net investment income and net realized gains	(115,476,309)	(161,967,932)
Total distributions to shareholders	(115,476,309)	(161,967,932)
Increase in net assets from capital stock activity	73,516,565	58,200,283
Total increase (decrease) in net assets	71,787,248	(102,721,328)
Net assets at beginning of period	581,990,562	684,711,890
Net assets at end of period	$653,777,810	$581,990,562

	Six Months Ended		Year Ended
	June 30, 2019 (Unaudited)		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	269,194	6,421,560	912,955	23,287,444
Distributions reinvested	5,823,313	115,476,309	6,526,840	161,967,932
Redemptions	(2,053,297)	(48,381,304)	(4,929,560)	(127,055,093)
Total net increase	4,039,210	73,516,565	2,510,235	58,200,283
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Wanger USA | Semiannual Report 2019

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014
Per share data
Net asset value, beginning of period	$20.70	$26.74	$26.53	$31.75	$37.71	$41.13
Income from investment operations:
Net investment income (loss)	0.01	(0.02)	(0.02)	(0.04)	(0.12)	(0.06)
Net realized and unrealized gain	3.97	0.75	4.81	3.56	0.45	1.70
Total from investment operations	3.98	0.73	4.79	3.52	0.33	1.64
Less distributions to shareholders from:
Net investment income	(0.07)	(0.03)	—	—	—	—
Net realized gains	(4.28)	(6.74)	(4.58)	(8.74)	(6.29)	(5.06)
Total distributions to shareholders	(4.35)	(6.77)	(4.58)	(8.74)	(6.29)	(5.06)
Net asset value, end of period	$20.33	$20.70	$26.74	$26.53	$31.75	$37.71
Total return	19.73% (a)	(1.46)% (a)	19.58% (a)	13.69%	(0.61)%	4.78%
Ratios to average net assets
Total gross expenses(b)	1.08% (c)	1.05%	1.03%	1.00%	1.01%	0.96%
Total net expenses(b)	1.03% (c)	1.00%	0.99%	1.00%	1.01%	0.96%
Net investment income (loss)	0.06% (c)	(0.09)%	(0.08)%	(0.16)%	(0.34)%	(0.15)%
Supplemental data
Portfolio turnover	55%	81%	96%	118%	45%	14%
Net assets, end of period (in thousands)	$653,778	$581,991	$684,712	$664,236	$692,605	$800,933

Notes to Financial Highlights
(a)	Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger USA | Semiannual Report 2019	17

Notes to Financial Statements
June 30, 2019 (Unaudited)
Note 1. Organization
Wanger USA (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Exchange-traded funds are valued at their official close net asset value as reported on the applicable exchange. A security for which there is no reported sale on the valuation date is valued by comparison of the mean of the latest bid and ask quotations.
Foreign equity securities are generally valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In situations where foreign markets are closed, where a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated, and in the event of significant movement in the trigger index for the statistical fair valuation process established by the Board of Trustees, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.
Short-term investments maturing in 60 days or less are primarily valued at amortized cost, which approximates market value.
18	Wanger USA | Semiannual Report 2019

Notes to Financial Statements  (continued)
June 30, 2019 (Unaudited)
Fund share valuation
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Securities lending
The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers, banks or other institutional borrowers of securities that the Funds’ securities lending agent has determined are credit worthy under guidelines established by the Board, to earn additional income. The Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund typically invests the cash collateral in the Dreyfus Government Cash Management Fund, a third-party institutional government money market fund in accordance with investment guidelines contained in the securities lending agreement and approved by the Board. The income earned from the securities lending program is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund’s lending agent, and borrower rebates. The Fund’s investment manager, Columbia Wanger Asset Management, LLC (the Investment Manager or CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of June 30, 2019, is included in the Statement of Operations.
The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Fund as of June 30, 2019:
	Overnight and continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Wanger USA
Securities lending transactions
Equity securities	$2,408,796	$—	$—	$—	$2,408,796
Gross amount of recognized liabilities for securities lending (collateral received)					2,317,950
Amounts due to counterparty in the event of default					$(90,846)
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of June 30, 2019:
Goldman Sachs ($)
Liabilities
Collateral on Securities Loaned	2,317,950
Total Liabilities	2,317,950
Total Financial and Derivative Net Assets	(2,317,950)
Financial Instruments	2,408,796
Net Amount (a)	90,846

(a)	Represents the net amount due from/(to) counterparties in the event of default.
Wanger USA | Semiannual Report 2019	19

Notes to Financial Statements  (continued)
June 30, 2019 (Unaudited)
Security transactions and investment income
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, exchange traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital may be made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Federal income tax status
The Fund intends to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, intends to distribute substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. The Fund meets the exception under Internal Revenue Code Section 4982(f) and the Fund expects not to be subject to federal excise tax.
Foreign taxes
Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date.
Guarantees and indemnification
In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust’s organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.
20	Wanger USA | Semiannual Report 2019

Notes to Financial Statements  (continued)
June 30, 2019 (Unaudited)
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund’s business affairs.
CWAM receives a monthly advisory fee based on the Fund’s daily net assets at the following annual rates:
Average daily net assets	Annual fee rate
Up to $100 million	0.94%
$100 million to $250 million	0.89%
$250 million to $2 billion	0.84%
$2 billion and over	0.80%
For the six months ended June 30, 2019, the annualized effective investment advisory fee rate was 0.87% of the Fund’s average daily net assets.
Administration fees
CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:
Aggregate average daily net assets of the Trust	Annual fee rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%
For the six months ended June 30, 2019, the annualized effective administration fee rate was 0.05% of the Fund’s average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Fund.
Compensation of board members
Certain officers and trustees of the Trust are also officers of CWAM or Columbia Management. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM or Columbia Management. The Trust offers a Deferred Compensation Plan (the Deferred Plan) for its independent trustees. Under the Deferred Plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Institutional Class shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the Deferred Plan are payable in accordance with the Deferred Plan.
Wanger USA | Semiannual Report 2019	21

Notes to Financial Statements  (continued)
June 30, 2019 (Unaudited)
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
Pursuant to the Transfer, Dividend Disbursing and Shareholder Servicing Agreement between the Fund and Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, the Fund bears a service fee paid to the Transfer Agent to compensate it for amounts paid to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for various sub-transfer agency and other shareholder services each Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Through June 30, 2019, the Transfer Agent had contractually agreed to waive a portion of the service fee payable by the Fund such that the annual service fee paid by the Fund did not exceed 0.04% of the Fund’s average daily net assets.
Distributor
Columbia Management Investment Distributors, Inc., a wholly owned subsidiary of Ameriprise Financial, serves as the Fund’s distributor and principal underwriter.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At June 30, 2019, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
571,204,000	124,712,000	(32,868,000)	91,844,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions in the Fund for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
22	Wanger USA | Semiannual Report 2019

Notes to Financial Statements  (continued)
June 30, 2019 (Unaudited)
Note 5. Portfolio information
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2019, were $350,855,810 and $380,356,718, respectively. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended June 30, 2019.
Note 7. Significant risks
Consumer discretionary sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.
Health care sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Shareholder concentration risk
At June 30, 2019, two unaffiliated shareholders of record owned 33.6% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 59.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Wanger USA | Semiannual Report 2019	23

Notes to Financial Statements  (continued)
June 30, 2019 (Unaudited)
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
24	Wanger USA | Semiannual Report 2019

Board Consideration and Approval of Advisory
Agreement
Wanger Advisors Trust (the “Trust”) has an investment advisory agreement (the “Advisory Agreement”) with Columbia Wanger Asset Management, LLC (“CWAM”) under which CWAM manages Wanger USA (the “Fund”). All of the voting trustees of the Trust are persons who have no direct or indirect interest in the Advisory Agreement and are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”). The Independent Trustees oversee the management of the Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for the Fund.
The Contract Committee (the “Contract Committee”) of the Board of Trustees (the “Board”), which is comprised solely of Independent Trustees, makes recommendations to the Board regarding any proposed continuation of the Advisory Agreement. After the Contract Committee has made its recommendations, the full Board determines whether to approve continuation of the Advisory Agreement. The Board also considers matters bearing on the Advisory Agreement at its various meetings throughout the year, meets at least quarterly with CWAM investment personnel (as does the Board’s Investment Performance Analysis Committee (the “Performance Committee”)), and receives monthly reports from CWAM on the performance of the Fund.
In connection with their most recent consideration of the Advisory Agreement for the Fund, the Contract Committee and all Independent Trustees received and reviewed a substantial amount of information provided by CWAM, Columbia Management Investment Advisers, LLC (“Columbia Management”) and the parent of CWAM and Columbia Management, Ameriprise Financial, Inc. (“Ameriprise”) in response to written requests from the Independent Trustees and their independent legal counsel. Throughout the process, the Independent Trustees had numerous opportunities to ask questions of and request additional materials from CWAM, Columbia Management and Ameriprise.
During each meeting at which the Contract Committee or the Independent Trustees considered the Advisory Agreement, they met in at least one executive session with their independent legal counsel. The Contract Committee also met with representatives of CWAM, Columbia Management and Ameriprise on several occasions. In all, the Contract Committee convened formally on four separate occasions to consider the continuation of the Advisory Agreement. The Board and/or some or all of the Independent Trustees met on other occasions to receive the Contract Committee’s status reports and/or to discuss outstanding issues. In addition, the Performance Committee, which is also comprised exclusively of Independent Trustees, reviewed the performance of the Fund, met in joint meetings with the Contract Committee, and reported to the Board and/or the Contract Committee throughout the year. The chair of the Compliance Committee of the Board (the “Compliance Committee”) made available relevant information with respect to matters within the realm of the Compliance Committee’s oversight responsibilities.
The materials reviewed by the Contract Committee and the Independent Trustees included, among other items: (i) information on the investment performance of the Fund relative to an independently selected peer group of funds and the Fund’s performance benchmark over various time periods, as presented and analyzed by an independent consultant; (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s fees and expenses to those of a peer group of funds and information about any applicable expense limitations and fee breakpoints; (iii) data on sales and redemptions of Fund shares; and (iv) information on the profitability to CWAM and Ameriprise, as well as potential “fall-out” or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Fund. The Contract Committee and the Board also considered other information such as: (i) CWAM’s financial condition; (ii) the Fund’s investment objective and strategy; (iii) the overall level of resources devoted to the Fund; (iv) the size, education, experience and resources of CWAM’s investment staff and its use of technology, including with respect to preparations for the liquidity risk management rule and external research and trading cost measurement tools; (v) changes in investment and other personnel at CWAM; (vi) the portfolio manager compensation framework; (vii) the allocation of the Fund’s brokerage, and the use of “soft” commission dollars to pay for research products and services; (viii) CWAM’s risk management program; (ix) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies and procedures; and (x) CWAM’s and its affiliates’ conflicts of interest.
Wanger USA | Semiannual Report 2019	25

Board Consideration and Approval of Advisory
Agreement  (continued)
At a meeting held on June 12, 2019, the Board considered and unanimously approved the continuation of the Advisory Agreement. In considering the continuation of the Advisory Agreement, the Independent Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the Independent Trustees’ determination to approve the continuation of the Advisory Agreement are discussed below.
Nature, quality and extent of services
The Independent Trustees reviewed the nature, quality and extent of the services provided by CWAM and its affiliates to the Fund under the Advisory Agreement, taking into account the investment objective and strategy of the Fund, its shareholder base and knowledge gained from meetings with management, which were held on at least a quarterly basis. They reviewed the available resources and key personnel of CWAM and its affiliates, especially those providing investment management services to the Fund. They also considered the resources dedicated specifically to CWAM by its parent company pursuant to the Advisory Agreement and the contribution of those resources to the portfolio management process. The Independent Trustees noted that these dedicated resources included the professionals responsible for Fund risk analysis and portfolio construction, the continuous development and maintenance of CWAM’s research base and the servicing and support of existing Fund shareholders. The Independent Trustees also took into account other services provided to the Fund by CWAM and its affiliates, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Fund’s investment restrictions; monitoring and managing the Fund’s liquidity pursuant to the liquidity risk management program; providing support services for the Board and committees of the Board; managing the Fund’s securities lending program; communicating with shareholders; serving as the Fund’s administrator and fund accountant; and overseeing the activities of the Fund’s other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations. The Independent Trustees also noted the quality of CWAM’s compliance record.
The Independent Trustees also took into account CWAM’s efforts in recent years to improve Fund performance through, among other things, the addition of more systematic and quantitative tools and risk-based analyses into the portfolio management and construction processes, the significant reduction in the number of Fund holdings, increased concentration of the portfolio in fewer high conviction names and certain portfolio manager and analyst changes.
The Independent Trustees concluded that the nature, quality and extent of the services provided by CWAM and its affiliates to the Fund under the Advisory Agreement were appropriate for the Fund and that the Fund was likely to benefit from the continued provision of those services by CWAM. They also concluded that CWAM currently had sufficient personnel, with appropriate education and experience, to serve the Fund effectively, and that the firm had demonstrated its continuing ability to attract and retain well-qualified personnel. The Independent Trustees also considered that Ameriprise had committed to the Board that CWAM would have sufficient investment management resources to continue to improve performance, including but not limited to resources to continue hiring additional analysts and other investment and operational personnel. The Independent Trustees therefore believed that CWAM would have sufficient resources to attract and retain personnel as necessary to improve performance.
Performance of the Fund
The Independent Trustees reviewed information comparing the Fund’s performance with that of its primary benchmark and with the performance of comparable peer funds as identified by Broadridge Financial Solutions, Inc. (“Broadridge”). They evaluated the performance and risk characteristics of the Fund over various time periods, including over the one-, three- and five-year periods ended December 31, 2018 and April 30, 2019. They noted that the Fund had outperformed the median of its Broadridge peer group and its primary benchmark for the one-, three- and five-year periods ended December 31, 2018. They also observed that Fund’s performance had exceeded both the median of its Broadridge peer group and its primary benchmark for the more recent one-, three- and five-year periods ended April 30, 2019. In light of this information, the Independent Trustees concluded that the Fund’s performance was satisfactory versus peers and its primary benchmark.
26	Wanger USA | Semiannual Report 2019

Board Consideration and Approval of Advisory
Agreement  (continued)
The Independent Trustees also concluded that CWAM had taken, and continued to take, corrective steps to improve the Fund’s performance, although it would take some time to determine the full impact of such measures, and that the Performance Committee was monitoring the Fund’s performance closely. In addition, the Independent Trustees considered that CWAM’s Director of Research (U.S.) had reported to them at numerous Contract Committee, Performance Committee and Board meetings on the corrective steps taken over the past several years to improve the Fund’s performance.
Costs of services and profits realized by CWAM
At various Committee and Board meetings, the Independent Trustees examined detailed information on the fees and expenses of the Fund compared with information for similar funds provided by Broadridge. In addition to information on the actual fees and expenses of the Fund, the Independent Trustees reviewed pro forma information that annualized more recent changes to the Fund’s fees and expenses. They noted that while the Fund’s net expenses and actual advisory fees paid were higher than the median of its Broadridge peer group, the Fund’s advisory fees were generally comparable to the advisory fees of Columbia Acorn USA, which was managed by CWAM parallel to Wanger USA, at the same asset levels. The Independent Trustees also considered the total expenses of the Fund versus three- and five-year performance, as prepared by Broadridge, in considering the total expense levels of the Fund. In addition, they took into account the small number of peer funds made available by Broadridge for comparison of fees and expenses.
The Independent Trustees also reviewed the advisory fee rates charged by CWAM for managing another investment company as a sub-adviser that had investment strategies similar to the Fund, as detailed in materials provided to the Contract Committee by CWAM. The Independent Trustees determined that the Fund’s advisory fees were somewhat higher than CWAM’s sub-advisory fees. The Independent Trustees considered the information provided by CWAM regarding its performance of significant additional services for the Fund that it did not provide to sub-advisory clients, including administrative and fund accounting services, oversight of the Fund’s other service providers, Trustee support, regulatory compliance and numerous other services, and that, in servicing the Fund, CWAM assumed many legal and business risks that it did not assume in servicing many of its sub-advisory clients.
The Independent Trustees reviewed the analysis of CWAM’s profitability in serving as the Fund’s investment manager and of CWAM and its affiliates in their other service provider relationships with the Fund. The Contract Committee and the Board met with representatives from Ameriprise to discuss its methodologies for calculating profitability and allocating costs. They considered that Ameriprise calculated profitability and allocated costs on a contract-by-contract and fund-by-fund basis. The Independent Trustees also reviewed the methodology used by CWAM and Ameriprise in determining compensation payable to portfolio managers and the competitive market for investment management talent. The Independent Trustees were also provided with profitability information from a third-party consultant, Strategic Insight, which compared CWAM’s profitability to other similar investment managers in the mutual fund industry. The Independent Trustees discussed, however, that profitability comparisons among fund managers may not always be meaningful due to the lack of consistency in data, small number of publicly-owned managers, and the fact that the profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and other factors. The Independent Trustees evaluated CWAM’s profitability in light of the resources that had been, and would continue to be, provided to the Fund by Ameriprise to assist in improving Fund performance.
Economies of scale
At various Committee and Board meetings and other informal meetings, the Independent Trustees considered information about the extent to which CWAM realized economies of scale in connection with an increase in Fund assets. The Independent Trustees noted that the advisory fee schedule for the Fund included breakpoints in the rate of fees at various asset levels. The Independent Trustees concluded that the fee structure of the Advisory Agreement for the Fund reflected a sharing of economies of scale between CWAM and the Fund.
Other benefits to CWAM
The Independent Trustees also reviewed benefits that accrued to CWAM and its affiliates from their relationships with the Fund, based upon information provided to them by Ameriprise. They noted that the Fund’s transfer agency services were performed by Columbia Management Investment Services Corp., an affiliate of Ameriprise, which received compensation from
Wanger USA | Semiannual Report 2019	27

Board Consideration and Approval of Advisory
Agreement  (continued)
the Fund for its transfer agent services. They considered that another affiliate of Ameriprise, Columbia Management Investment Distributors, Inc., served as the Fund’s distributor under an underwriting agreement but received no fees for its services to the Fund. In addition, they considered that Columbia Management provided sub-administration services to the Fund. The Contract Committee and the Board received information regarding the profitability of these Fund agreements to the CWAM affiliates and also reviewed information about and discussed the capabilities of each affiliated entity in performing its respective duties.
The Independent Trustees considered other ways that the Fund and CWAM might potentially benefit from their relationship with each other. For example, the Independent Trustees considered CWAM’s use of commissions paid by the Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of CWAM. They noted that the Compliance Committee reviewed CWAM’s annual “soft dollar” report during the year and met with representatives from CWAM to review CWAM’s soft dollar spending. The Independent Trustees also considered that the Compliance Committee and/or Board regularly reviewed third-party prepared reports that evaluated the quality of CWAM’s execution of the Fund’s portfolio transactions. The Independent Trustees determined that CWAM’s use of the Fund’s “soft” commission dollars to obtain research products and services was consistent with current regulatory requirements and guidance. They also concluded that CWAM benefitted from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Fund, and that the Fund benefitted from CWAM’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of CWAM.
After full consideration of the above factors, as well as other factors that were instructive in evaluating the Advisory Agreement, the Independent Trustees concluded that the advisory fees were reasonable and that the continuation of the Advisory Agreement was in the best interest of the Fund. At the Board meeting held on June 12, 2019, the Independent Trustees approved continuation of the Advisory Agreement for the Fund through July 31, 2020.
28	Wanger USA | Semiannual Report 2019

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Wanger Asset Management, LLC
227 West Monroe, Suite 3000
Chicago, IL 60606
800.345.6611
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Wanger USA | Semiannual Report 2019	29

Additional information   (continued)
Trustees
Laura M. Born, Chair of the Board
David J. Rudis, Vice Chair of the Board
Maureen M. Culhane
Margaret M. Eisen
Eric A. Feldstein
John C. Heaton
Charles R. Phillips
Ralph Wanger (Trustee Emeritus)
Officers
Matthew A. Litfin, Co-President
Louis J. Mendes III, Co-President
John M. Kunka, Vice President, Treasurer and Principal Financial and Accounting Officer
Thomas P. McGuire, Chief Compliance Officer
David L. Frank, Vice President
Tae Han (Simon) Kim, Vice President
Stephen Kusmierczak, Vice President
Joseph C. LaPalm, Vice President
Satoshi Matsunaga, Vice President
Richard Watson, Vice President
Charles Young, Vice President
Michael G. Clarke, Assistant Treasurer
Paul B. Goucher, Assistant Secretary
Ryan C. Larrenaga, Assistant Secretary
Julian Quero, Assistant Treasurer
Martha A. Skinner, Assistant Treasurer
Linda K. Roth-Wiszowaty, Secretary
30	Wanger USA | Semiannual Report 2019

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Wanger USA
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For variable fund and variable contract prospectuses, which contain this and other important information, including the fees and expenses imposed under your contract, investors should contact their financial advisor or insurance representative. Read the prospectus for the Fund and your variable contract carefully before investing. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by Columbia Wanger Asset Management, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
C-1470 AN (8/19)

SemiAnnual Report
June 30, 2019
Wanger Select
Managed by Columbia Wanger Asset Management, LLC
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Wanger Select  |  Semiannual Report 2019

Fund at a Glance
(Unaudited)
Investment objective
Wanger Select (the Fund) seeks long-term capital appreciation.
Portfolio management
David L. Frank, CFA
Co-Portfolio Manager or Portfolio Manager since 2015
Service with Fund since 2002
John L. Emerson, CFA
Co-Portfolio Manager since 2019
Service with Fund since 2003
Average annual total returns (%) (for the period ended June 30, 2019)
	Inception	6 Months cumulative	1 Year	5 Years	10 Years	Life
Wanger Select	02/01/99	16.79	-3.80	8.40	12.93	10.11
Russell 2500 Growth Index		23.92	6.13	9.98	15.67	-
Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit columbiathreadneedleus.com/investor/.
Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
The Fund’s annual operating expense ratio of 0.89% is stated in the Fund’s prospectus dated May 1, 2019 (as supplemented May 6, 2019), and differences in expense ratios disclosed elsewhere in this report may result from the reflection of fee waivers and/or expense reimbursements as well as different time periods used in calculating the ratios.
All results shown assume reinvestment of distributions.
The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
Wanger Select | Semiannual Report 2019	3

Fund at a Glance   (continued)
(Unaudited)
Top ten holdings (%) (at June 30, 2019)
Masimo Corp. Medical signal processing and sensor technology for non-invasive monitoring of physiological parameters	4.4
Bright Horizons Family Solutions, Inc. Child care and early education services	4.4
Black Knight, Inc. Integrated technology, work flow automation, data and analytic solutions	4.4
Encompass Health Corp. Inpatient rehabilitative healthcare services	4.2
Gartner, Inc. Research and analysis on computer hardware, software, communications, and information technology	4.0
Toro Co. (The) Turf equipment	3.9
SVB Financial Group Holding company for Silicon Valley Bank	3.8
GoDaddy, Inc., Class A Cloud-based web platform for small businesses, web design professionals and individuals	3.7
Dorman Products, Inc. Automotive products and home hardware	3.5
BWX Technologies, Inc. Nuclear components and fuel	3.3
Percentages indicated are based upon total investments excluding Money Market Funds, investments in derivatives and Securties Lending Collateral, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments."
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at June 30, 2019)
Common Stocks	97.9
Money Market Funds	1.9
Securities Lending Collateral	0.2
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at June 30, 2019)
Communication Services	4.8
Consumer Discretionary	16.2
Financials	9.3
Health Care	24.7
Industrials	16.2
Information Technology	26.2
Real Estate	2.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Wanger Select | Semiannual Report 2019

Manager Discussion of Fund Performance
(Unaudited)
David L. Frank, CFA
Co-Portfolio Manager
John L. Emerson, CFA
Co-Portfolio Manager
Wanger Select returned 16.79% for the six-month period ended June 30, 2019, which compared with a return of 23.92% for the Fund’s primary benchmark, the Russell 2500 Growth Index.
U.S. equities performed very well in the first six months of the year, with small-cap growth stocks producing strong returns in relation to both the large- and small-cap core and value indices. Although worries about slowing economic growth and the unfavorable direction of U.S.-China trade negotiations weighed on performance at times, these factors were more than offset by an important change in U.S. Federal Reserve (Fed) policy. The Fed’s communications made clear that its next move was to cut rates, a stance that stood in sharp contrast to investors’ expectation, in late 2018, that the Fed would continue to raise interest rates. The Fed’s significant shift over a fairly short period of time stoked investor risk appetites and led to an exceptional rally in equities.
One outcome of investors’ embrace of risk was that higher momentum stocks and lower quality, unprofitable companies typically produced the best returns during the semiannual period. Our approach, and the Fund’s meaningful relative underperformance, were out of step in this environment due to our emphasis on higher quality, reasonably priced growth stocks. We view the relative underperformance of higher quality stocks as largely the result of unusual short-term trends in the market. We believe our focus on fundamental research and disciplined valuation techniques is consistent with our goal of the Fund generating a steady, longer term return advantage.
Stock selection detracted from results in the first half of the year, with the weakest relative performance occurring in the information technology, health care, materials and consumer staples sectors. Conversely, the Fund’s holdings in the industrials and consumer discretionary sectors outperformed during the period. Sector allocations, while a residual effect of our bottom-up investment process, also detracted somewhat. An underweight position in the outperforming information technology sector hurt results, as did an overweight position in the consumer discretionary sector.
MKS Instruments, Inc., a diversified supplier of components and sub-systems for semiconductor capital equipment, photonics, optics and materials processing, was the leading detractor for the Fund during the period in the information technology sector. After a strong start to the year, shares of MKS pulled back in May due to a weaker-than-expected earnings report and concerns related to the U.S.-China trade dispute. Cognex Corporation is the industry standard supplier of machine vision, software and sensor technology to deliver cheaper and more efficient manufacturing across a range of industries. The stock came under pressure due to global consumer electronics and auto companies delaying capital spending as a result of the uncertain political environment.
Tactile Systems Technology, Inc., provides pneumatic compression devices to treat lymphedema, a debilitating and chronic condition that lacks medical awareness and proper treatment. Despite strong operating results, the stock lagged during the period due to the overhang of the outcome of a lawsuit from a smaller competitor, detracting from the Fund’s performance.
Orion Engineered Carbons SA, a manufacturer of a material used to provide pigmentation, UV protection and reinforcement in a variety of rubber products, was the largest detractor both in the materials sector and the Fund as a whole. The stock declined as weaker economic conditions in China led to slower automobile production and weighed on demand for its product. Additionally, Orion indicated that its near-term capital expenditures would be elevated as it spends to upgrade its U.S. plants to meet updated environmental standards. We exited the Fund’s position in Orion before the close of the reporting period.
On the positive side, the Fund’s outperformance in the industrials sector stemmed in part from a rally in the shares of Gardner Denver Holdings, Inc. The company provides flow-control and compression equipment to diversified industrial, energy and medical end markets. Its management has executed a multi-year plan that has transformed the company into a data-driven organization focused on shareholder returns. Gardner Denver reiterated its 2019 guidance and long-term revenue growth projections, boosting its shares. We sold the Fund’s position during the first half of 2019, as we saw

Wanger Select | Semiannual Report 2019	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
limited upside following the company’s announcement of a merger with Ingersoll Rand’s industrial business. Air Lease Corp., a provider of commercial fleet aircraft leasing, purchasing and financing needs, also contributed to the Fund’s strong showing in industrials. Air Lease buys jets directly from manufacturers and then leases them to airlines around the world. The company posted positive results despite aircraft delivery delays related to the grounding of the Boeing 737-MAX. We maintained the position on the belief that the market is underestimating Air Lease’s growth potential. Global passenger volumes are growing twice as fast as world GDP, with even higher levels in many emerging markets, leading to robust demand for aircraft.
Bright Horizons Family Solutions, Inc., a provider of child care and early childhood education services for employers and families, was a key positive performance contributor in the consumer discretionary sector. We established the position in the Fund on the belief that the durability and stability of the company’s business model is underappreciated and that its potential runway for growth through the additions of new child-care centers and higher-margin offerings. The company announced better-than-expected earnings and raised its guidance, providing a lift to its stock price.
Our team, while cognizant of the broader investment environment, continues to focus on doing what we do best: picking individual stocks. Our investment process takes a bottom-up approach that relies on intensive fundamental research and disciplined valuation techniques. We believe high-quality companies that can benefit from disruptive technologies and structural trends should generate robust relative performance over the long term, and we continue to position the Fund accordingly.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. Foreign investments subject the Fund to risks, including political, economic, market, social and other risks, within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Wanger Select | Semiannual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As a shareholder, you incur three types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include investment advisory fees and other expenses for Wanger Select (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
January 1, 2019 — June 30, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger Select	1,000.00	1,000.00	1,167.90	1,020.35	4.52	4.21	0.85
Expenses paid during the period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund’s most recent fiscal half-year and divided by 365.
Had the investment manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced. See Note 3 to the Financial Statements.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.
Wanger Select | Semiannual Report 2019	7

Portfolio of Investments
June 30, 2019 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.1%
Issuer	Shares	Value ($)
Communication Services 4.7%
Entertainment 4.7%
Madison Square Garden Co. (The), Class A(a) Sports, entertainment and media	10,142	2,839,151
Zynga, Inc., Class A(a) Social gaming company	418,750	2,566,938
Total		5,406,089
Total Communication Services		5,406,089
Consumer Discretionary 15.9%
Auto Components 6.3%
Dorman Products, Inc.(a) Automotive products and home hardware	44,666	3,892,195
LCI Industries Recreational vehicles and equipment	37,165	3,344,850
Total		7,237,045
Diversified Consumer Services 7.2%
Bright Horizons Family Solutions, Inc.(a) Child care and early education services	32,567	4,913,383
Grand Canyon Education, Inc.(a) Online post secondary education	29,270	3,425,176
Total		8,338,559
Hotels, Restaurants & Leisure 2.4%
Extended Stay America, Inc. Hotels and motels	161,000	2,719,290
Total Consumer Discretionary		18,294,894
Financials 9.2%
Banks 3.7%
SVB Financial Group(a) Holding company for Silicon Valley Bank	18,988	4,264,515
Capital Markets 3.0%
Ares Management Corp., Class A Asset management firm	129,927	3,400,189
Thrifts & Mortgage Finance 2.5%
Walker & Dunlop, Inc. Commercial real estate financial services	54,000	2,873,340
Total Financials		10,538,044
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 24.2%
Biotechnology 3.5%
Seattle Genetics, Inc.(a) Monoclonal antibody-based drugs to treat cancer and related diseases	36,644	2,536,131
Ultragenyx Pharmaceutical, Inc.(a) Therapeutics and sialic acid for treating metabolic, body myopathy, glucuronidase, and rare genetic diseases	23,797	1,511,110
Total		4,047,241
Health Care Equipment & Supplies 9.2%
Masimo Corp.(a) Medical signal processing and sensor technology for non-invasive monitoring of physiological parameters	33,511	4,987,107
Penumbra, Inc.(a) Peripheral vascular & neurovascular devices	18,168	2,906,880
Tactile Systems Technology, Inc.(a) Technology for treating lymphedema, chronic swelling & venous ulcers	47,602	2,709,506
Total		10,603,493
Health Care Providers & Services 7.4%
Chemed Corp. Hospice and palliative care services	10,260	3,702,219
Encompass Health Corp. Inpatient rehabilitative healthcare services	75,448	4,780,385
Total		8,482,604
Life Sciences Tools & Services 3.0%
Pra Health Sciences, Inc.(a) Global contract research organization	34,321	3,402,927
Pharmaceuticals 1.1%
Optinose, Inc.(a),(b) Health care services	179,129	1,268,233
Total Health Care		27,804,498
Industrials 15.9%
Aerospace & Defense 3.3%
BWX Technologies, Inc. Nuclear components and fuel	72,238	3,763,600
Construction & Engineering 2.9%
Comfort Systems U.S.A., Inc. Heating, ventilation and air conditioning systems	65,000	3,314,350
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Wanger Select | Semiannual Report 2019

Portfolio of Investments  (continued)
June 30, 2019 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery 7.0%
ITT, Inc. Engineered components & customized technology solutions	56,107	3,673,887
Toro Co. (The) Turf equipment	65,459	4,379,207
Total		8,053,094
Trading Companies & Distributors 2.7%
Air Lease Corp. Aircraft leasing company	75,145	3,106,494
Total Industrials		18,237,538
Information Technology 25.7%
Electronic Equipment, Instruments & Components 3.1%
Cognex Corp. Machine vision systems	73,910	3,546,202
IT Services 14.3%
Black Knight, Inc.(a) Integrated technology, work flow automation, data and analytic solutions	81,539	4,904,571
Booz Allen Hamilton Holdings Corp. Technology consulting services to the U.S. government in the defense, intelligence, and civil markets	42,200	2,794,062
Gartner, Inc.(a) Research and analysis on computer hardware, software, communications, and information technology	28,250	4,546,555
GoDaddy, Inc., Class A(a) Cloud-based web platform for small businesses, web design professionals and individuals	58,856	4,128,748
Total		16,373,936
Semiconductors & Semiconductor Equipment 3.1%
MKS Instruments, Inc. Instruments and components used to control and analyze gases in semiconductor manufacturing	45,816	3,568,608
Software 5.2%
Cadence Design Systems, Inc.(a) Software technology, design and consulting services and technology	51,981	3,680,775
New Relic, Inc.(a) Cloud based application performance management solutions	26,700	2,309,817
Total		5,990,592
Total Information Technology		29,479,338
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 2.5%
Equity Real Estate Investment Trusts (REITS) 2.5%
UMH Properties, Inc. Real estate investment trust	232,687	2,887,646
Total Real Estate		2,887,646
Total Common Stocks (Cost: $99,816,445)		112,648,047

Securities Lending Collateral 0.2%
	Shares	Value ($)
Dreyfus Government Cash Management Fund, Institutional Shares, 2.250%(c),(d)	258,525	258,525
Total Securities Lending Collateral (Cost: $258,525)		258,525

Money Market Funds 2.0%

Columbia Short-Term Cash Fund, 2.433%(c),(e)	2,211,591	2,211,370
Total Money Market Funds (Cost: $2,211,370)		2,211,370
Total Investments in Securities (Cost $102,286,340)		115,117,942
Obligation to Return Collateral for Securities Loaned		(258,525)
Other Assets & Liabilities, Net		(38,736)
Net Assets		$114,820,681

The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger Select | Semiannual Report 2019	9

Portfolio of Investments  (continued)
June 30, 2019 (Unaudited)
Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	All or a portion of this security was on loan at June 30, 2019. The total market value of securities on loan at June 30, 2019 was $271,164.
(c)	The rate shown is the seven-day current annualized yield at June 30, 2019.
(d)	Investment made with cash collateral received from securities lending activity.
(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended June 30, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividend — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.433%
	3,395,951	49,461,249	(50,645,609)	2,211,591	(299)	—	31,099	2,211,370
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not typically statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are traded in the European region or Asia Pacific region time zones which are typically statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
The Committee is responsible for applying the Wanger Advisors Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund’s securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Wanger Select | Semiannual Report 2019

Portfolio of Investments  (continued)
June 30, 2019 (Unaudited)
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at June 30, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	5,406,089	—	—	—	5,406,089
Consumer Discretionary	18,294,894	—	—	—	18,294,894
Financials	10,538,044	—	—	—	10,538,044
Health Care	27,804,498	—	—	—	27,804,498
Industrials	18,237,538	—	—	—	18,237,538
Information Technology	29,479,338	—	—	—	29,479,338
Real Estate	2,887,646	—	—	—	2,887,646
Total Common Stocks	112,648,047	—	—	—	112,648,047
Securities Lending Collateral	258,525	—	—	—	258,525
Money Market Funds	—	—	—	2,211,370	2,211,370
Total Investments in Securities	112,906,572	—	—	2,211,370	115,117,942
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger Select | Semiannual Report 2019	11

Statement of Assets and Liabilities
June 30, 2019 (Unaudited)
Assets
Investments in securities, at value*
Unaffiliated issuers (cost $100,074,970)	$112,906,572
Affiliated issuers (cost $2,211,370)	2,211,370
Receivable for:
Capital shares sold	44,146
Dividends	57,202
Securities lending income	241
Prepaid expenses	1,210
Total assets	115,220,741
Liabilities
Due upon return of securities on loan	258,525
Payable for:
Capital shares purchased	8,108
Investment advisory fee	1,863
Service fees	28,559
Administration fees	155
Trustees’ fees	56,397
Audit fees	20,995
Printing and postage fees	24,834
Other expenses	624
Total liabilities	400,060
Net assets applicable to outstanding capital stock	$114,820,681
Represented by
Paid in capital	92,857,959
Total distributable earnings (loss)	21,962,722
Total - representing net assets applicable to outstanding capital stock	$114,820,681
Shares outstanding	6,951,777
Net asset value per share	16.52
* Includes the value of securities on loan	271,164
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Wanger Select | Semiannual Report 2019

Statement of Operations
Six Months Ended June 30, 2019 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$604,063
Dividends — affiliated issuers	31,099
Income from securities lending — net	774
Foreign taxes withheld	(4,872)
Total income	631,064
Expenses:
Investment advisory fee	454,791
Service fees	92,107
Administration fees	28,424
Trustees’ fees	17,374
Custodian fees	2,159
Printing and postage fees	18,948
Audit fees	17,085
Legal fees	11,575
Compensation of chief compliance officer	239
Other	5,664
Total expenses	648,366
Fees waived by transfer agent	(52,313)
Advisory fee waiver	(113,698)
Total net expenses	482,355
Net investment income	148,709
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	9,298,903
Investments — affiliated issuers	(299)
Net realized gain	9,298,604
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	8,146,385
Net change in unrealized appreciation (depreciation)	8,146,385
Net realized and unrealized gain	17,444,989
Net increase in net assets resulting from operations	$17,593,698
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger Select | Semiannual Report 2019	13

Statement of Changes in Net Assets
	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Operations
Net investment income	$148,709	$465,355
Net realized gain	9,298,604	14,719,330
Net change in unrealized appreciation (depreciation)	8,146,385	(29,878,533)
Net increase (decrease) in net assets resulting from operations	17,593,698	(14,693,848)
Distributions to shareholders
Net investment income and net realized gains	(15,116,774)	(15,240,367)
Total distributions to shareholders	(15,116,774)	(15,240,367)
Increase (decrease) in net assets from capital stock activity	5,875,028	(4,810,029)
Total increase (decrease) in net assets	8,351,952	(34,744,244)
Net assets at beginning of period	106,468,729	141,212,973
Net assets at end of period	$114,820,681	$106,468,729

	Six Months Ended		Year Ended
	June 30, 2019 (Unaudited)		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	66,283	1,197,266	252,736	5,232,746
Distributions reinvested	934,288	15,116,774	739,801	15,240,367
Redemptions	(571,880)	(10,439,012)	(1,243,911)	(25,283,142)
Total net increase (decrease)	428,691	5,875,028	(251,374)	(4,810,029)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Wanger Select | Semiannual Report 2019

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014
Per share data
Net asset value, beginning of period	$16.32	$20.84	$19.10	$24.18	$32.99	$36.41
Income from investment operations:
Net investment income (loss)	0.02	0.07	0.04	0.03	(0.02)	(0.07)
Net realized and unrealized gain (loss)	2.67	(2.15)	4.62	2.48	0.69	1.07
Total from investment operations	2.69	(2.08)	4.66	2.51	0.67	1.00
Less distributions to shareholders from:
Net investment income	(0.02)	(0.04)	(0.03)	(0.03)	(0.00) (a)	—
Net realized gains	(2.47)	(2.40)	(2.89)	(7.56)	(9.48)	(4.42)
Total distributions to shareholders	(2.49)	(2.44)	(2.92)	(7.59)	(9.48)	(4.42)
Net asset value, end of period	$16.52	$16.32	$20.84	$19.10	$24.18	$32.99
Total return	16.79% (b)	(12.41)% (b)	26.67% (b)	13.31% (b)	0.26% (b)	3.17%
Ratios to average net assets
Total gross expenses(c)	1.14% (d)	1.10%	1.05%	0.93% (e)	0.98%	0.93% (f)
Total net expenses(c)	0.85% (d)	0.78%	0.77%	0.73% (e)	0.85%	0.93% (f)
Net investment income (loss)	0.26% (d)	0.34%	0.19%	0.17%	(0.06)%	(0.20)%
Supplemental data
Portfolio turnover	92%	66%	52%	93%	59%	18%
Net assets, end of period (in thousands)	$114,821	$106,469	$141,213	$125,500	$135,841	$191,647

Notes to Financial Highlights
(a)	Rounds to zero.
(b)	Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.
(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(d)	Annualized.
(e)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by 0.03%. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.
(f)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger Select | Semiannual Report 2019	15

Notes to Financial Statements
June 30, 2019 (Unaudited)
Note 1. Organization
Wanger Select (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Exchange-traded funds are valued at their official close net asset value as reported on the applicable exchange. A security for which there is no reported sale on the valuation date is valued by comparison of the mean of the latest bid and ask quotations.
Foreign equity securities are generally valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In situations where foreign markets are closed, where a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated, and in the event of significant movement in the trigger index for the statistical fair valuation process established by the Board of Trustees, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.
Short-term investments maturing in 60 days or less are primarily valued at amortized cost, which approximates market value.
16	Wanger Select | Semiannual Report 2019

Notes to Financial Statements  (continued)
June 30, 2019 (Unaudited)
Fund share valuation
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Securities lending
The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers, banks or other institutional borrowers of securities that the Funds’ securities lending agent has determined are credit worthy under guidelines established by the Board, to earn additional income. The Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund typically invests the cash collateral in the Dreyfus Government Cash Management Fund, a third-party institutional government money market fund in accordance with investment guidelines contained in the securities lending agreement and approved by the Board. The income earned from the securities lending program is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund’s lending agent, and borrower rebates. The Fund’s investment manager, Columbia Wanger Asset Management, LLC (the Investment Manager or CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of June 30, 2019, is included in the Statement of Operations.
The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Fund as of June 30, 2019:
	Overnight and continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Wanger Select
Securities lending transactions
Equity securities	$271,164	$—	$—	$—	$271,164
Gross amount of recognized liabilities for securities lending (collateral received)					258,525
Amounts due to counterparty in the event of default					$(12,639)
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of June 30, 2019:
Goldman Sachs ($)
Liabilities
Collateral on Securities Loaned	258,525
Total Liabilities	258,525
Total Financial and Derivative Net Assets	(258,525)
Financial Instruments	271,164
Net Amount	12,639
Wanger Select | Semiannual Report 2019	17

Notes to Financial Statements  (continued)
June 30, 2019 (Unaudited)
Security transactions and investment income
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, exchange traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital may be made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Federal income tax status
The Fund intends to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, intends to distribute substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. The Fund meets the exception under Internal Revenue Code Section 4982(f) and the Fund expects not to be subject to federal excise tax.
Foreign taxes
Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date.
Guarantees and indemnification
In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust’s organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.
18	Wanger Select | Semiannual Report 2019

Notes to Financial Statements  (continued)
June 30, 2019 (Unaudited)
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund’s business affairs.
CWAM receives a monthly advisory fee based on the Fund’s daily net assets at the following annual rates:
Average daily net assets	Annual fee rate
Up to $500 million	0.80%
$500 million and over	0.78%
Effectively from May 1, 2018 through April 30, 2020, CWAM has contractually agreed to waive 0.20% of the advisory fee otherwise payable to it by the Fund. When determining whether the Fund’s total expenses exceed the contractual expense cap described below, the Fund’s net advisory fee, reflecting application of the 0.20% waiver, will be used to calculate the Fund’s total expenses. This arrangement may only be modified or amended with approval from the Fund and CWAM.
For the six months ended June 30, 2019, the annualized effective investment advisory fee rate, net of fee waivers, was 0.60% of the Fund’s average daily net assets.
Administration fees
CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:
Aggregate average daily net assets of the Trust	Annual fee rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%
For the six months ended June 30, 2019, the annualized effective administration fee rate was 0.05% of the Fund’s average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Fund.
Compensation of board members
Certain officers and trustees of the Trust are also officers of CWAM or Columbia Management. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM or Columbia Management. The Trust offers a Deferred Compensation Plan (the Deferred Plan) for its independent trustees. Under the Deferred Plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded
Wanger Select | Semiannual Report 2019	19

Notes to Financial Statements  (continued)
June 30, 2019 (Unaudited)
obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Institutional Class shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the Deferred Plan are payable in accordance with the Deferred Plan.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
Pursuant to the Transfer, Dividend Disbursing and Shareholder Servicing Agreement between the Fund and Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, the Fund bears a service fee paid to the Transfer Agent to compensate it for amounts paid to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for various sub-transfer agency and other shareholder services each Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Effective July 1, 2019 through April 30, 2020, the Transfer Agent has contractually agreed to waive a portion of the service fee payable by the Fund such that the annual service fee paid by the Fund does not exceed 0.14% of the Fund’s average daily net assets. This agreement may be terminated at the sole discretion of the Board of Trustees. Through June 30, 2019, the Transfer Agent had contractually agreed to waive a portion of the service fee payable by the Fund such that the annual service fee paid by the Fund did not exceed 0.07% of the Fund’s average daily net assets.
Distributor
Columbia Management Investment Distributors, Inc., a wholly owned subsidiary of Ameriprise Financial, serves as the Fund’s distributor and principal underwriter.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At June 30, 2019, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
102,286,000	15,856,000	(3,024,000)	12,832,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions in the Fund for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later
20	Wanger Select | Semiannual Report 2019

Notes to Financial Statements  (continued)
June 30, 2019 (Unaudited)
date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2019, were $103,151,165 and $111,004,459, respectively. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended June 30, 2019.
Note 7. Significant risks
Health care sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Shareholder concentration risk
At June 30, 2019, two unaffiliated shareholders of record owned 89.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such
Wanger Select | Semiannual Report 2019	21

Notes to Financial Statements  (continued)
June 30, 2019 (Unaudited)
competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
22	Wanger Select | Semiannual Report 2019

Board Consideration and Approval of Advisory
Agreement
Wanger Advisors Trust (the “Trust”) has an investment advisory agreement (the “Advisory Agreement”) with Columbia Wanger Asset Management, LLC (“CWAM”) under which CWAM manages Wanger Select (the “Fund”). All of the voting trustees of the Trust are persons who have no direct or indirect interest in the Advisory Agreement and are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”). The Independent Trustees oversee the management of the Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for the Fund.
The Contract Committee (the “Contract Committee”) of the Board of Trustees (the “Board”), which is comprised solely of Independent Trustees, makes recommendations to the Board regarding any proposed continuation of the Advisory Agreement. After the Contract Committee has made its recommendations, the full Board determines whether to approve continuation of the Advisory Agreement. The Board also considers matters bearing on the Advisory Agreement at its various meetings throughout the year, meets at least quarterly with CWAM investment personnel (as does the Board’s Investment Performance Analysis Committee (the “Performance Committee”)), and receives monthly reports from CWAM on the performance of the Fund.
In connection with their most recent consideration of the Advisory Agreement for the Fund, the Contract Committee and all Independent Trustees received and reviewed a substantial amount of information provided by CWAM, Columbia Management Investment Advisers, LLC (“Columbia Management”) and the parent of CWAM and Columbia Management, Ameriprise Financial, Inc. (“Ameriprise”) in response to written requests from the Independent Trustees and their independent legal counsel. Throughout the process, the Independent Trustees had numerous opportunities to ask questions of and request additional materials from CWAM, Columbia Management and Ameriprise.
During each meeting at which the Contract Committee or the Independent Trustees considered the Advisory Agreement, they met in at least one executive session with their independent legal counsel. The Contract Committee also met with representatives of CWAM, Columbia Management and Ameriprise on several occasions. In all, the Contract Committee convened formally on four separate occasions to consider the continuation of the Advisory Agreement. The Board and/or some or all of the Independent Trustees met on other occasions to receive the Contract Committee’s status reports and/or to discuss outstanding issues. In addition, the Performance Committee, which is also comprised exclusively of Independent Trustees, reviewed the performance of the Fund, met in joint meetings with the Contract Committee, and reported to the Board and/or the Contract Committee throughout the year. The chair of the Compliance Committee of the Board (the “Compliance Committee”) made available relevant information with respect to matters within the realm of the Compliance Committee’s oversight responsibilities.
The materials reviewed by the Contract Committee and the Independent Trustees included, among other items: (i) information on the investment performance of the Fund relative to an independently selected peer group of funds and the Fund’s performance benchmark over various time periods, as presented and analyzed by an independent consultant; (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s fees and expenses to those of a peer group of funds and information about any applicable expense limitations and fee breakpoints; (iii) data on sales and redemptions of Fund shares; and (iv) information on the profitability to CWAM and Ameriprise, as well as potential “fall-out” or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Fund. The Contract Committee and the Board also considered other information such as: (i) CWAM’s financial condition; (ii) the Fund’s investment objective and strategy; (iii) the overall level of resources devoted to the Fund; (iv) the size, education, experience and resources of CWAM’s investment staff and its use of technology, including with respect to preparations for the liquidity risk management rule and external research and trading cost measurement tools; (v) changes in investment and other personnel at CWAM; (vi) the portfolio manager compensation framework; (vii) the allocation of the Fund’s brokerage, and the use of “soft” commission dollars to pay for research products and services; (viii) CWAM’s risk management program; (ix) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies and procedures; and (x) CWAM’s and its affiliates’ conflicts of interest.
Wanger Select | Semiannual Report 2019	23

Board Consideration and Approval of Advisory
Agreement  (continued)
At a meeting held on June 12, 2019, the Board considered and unanimously approved the continuation of the Advisory Agreement. In considering the continuation of the Advisory Agreement, the Independent Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the Independent Trustees’ determination to approve the continuation of the Advisory Agreement are discussed below.
Nature, quality and extent of services
The Independent Trustees reviewed the nature, quality and extent of the services provided by CWAM and its affiliates to the Fund under the Advisory Agreement, taking into account the investment objective and strategy of the Fund, its shareholder base and knowledge gained from meetings with management, which were held on at least a quarterly basis. They reviewed the available resources and key personnel of CWAM and its affiliates, especially those providing investment management services to the Fund. They also considered the resources dedicated specifically to CWAM by its parent company pursuant to the Advisory Agreement and the contribution of those resources to the portfolio management process. The Independent Trustees noted that these dedicated resources included the professionals responsible for Fund risk analysis and portfolio construction, the continuous development and maintenance of CWAM’s research base and the servicing and support of existing Fund shareholders. The Independent Trustees also took into account other services provided to the Fund by CWAM and its affiliates, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Fund’s investment restrictions; monitoring and managing the Fund’s liquidity pursuant to the liquidity risk management program; providing support services for the Board and committees of the Board; managing the Fund’s securities lending program; communicating with shareholders; serving as the Fund’s administrator and fund accountant; and overseeing the activities of the Fund’s other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations. The Independent Trustees also noted the quality of CWAM’s compliance record.
The Independent Trustees also took into account CWAM’s efforts in recent years to improve Fund performance through, among other things, the continued addition of more systematic and quantitative tools and risk-based analyses into the portfolio and construction management process, the significant reduction in the number of Fund holdings, increased concentration of the portfolio in fewer high conviction names and certain portfolio manager and analyst changes.
The Independent Trustees concluded that the nature, quality and extent of the services provided by CWAM and its affiliates to the Fund under the Advisory Agreement were appropriate for the Fund and that the Fund was likely to benefit from the continued provision of those services by CWAM. They also concluded that CWAM currently had sufficient personnel, with appropriate education and experience, to serve the Fund effectively, and that the firm had demonstrated its continuing ability to attract and retain well-qualified personnel. The Independent Trustees also considered that Ameriprise had committed to the Board that CWAM would have sufficient investment management resources to continue to improve performance, including but not limited to resources to continue hiring additional analysts and other investment and operational personnel. The Independent Trustees therefore believed that CWAM would have sufficient resources to attract and retain personnel as necessary to improve performance.
Performance of the Fund
The Independent Trustees reviewed information comparing the Fund’s performance with that of its primary benchmark and with the performance of comparable peer funds as identified by Broadridge Financial Solutions, Inc. (“Broadridge”). The Independent Trustees evaluated the performance and risk characteristics of the Fund over various time periods, which showed that the Fund had underperformed against its peer group median for the one-, three- and five-year periods ended December 31, 2018. They noted that the Fund lagged its Broadridge peer group median only slightly for the three- and five-year periods ended December 31, 2018. In addition, the Independent Trustees took into account that the Fund’s performance lagged that of its primary benchmark for the one-, three- and five-year periods ended December 31, 2018. They also reviewed more recent Fund performance information, noting that the Fund underperformed both its Broadridge peer group median and primary benchmark for the one-, three- and five-year periods ended April 30, 2019.
24	Wanger Select | Semiannual Report 2019

Board Consideration and Approval of Advisory
Agreement  (continued)
The Independent Trustees concluded that CWAM had taken and continued to take a number of corrective steps to improve the Fund’s performance, although it would take some time to determine the full impact of these measures, and that the Performance Committee was monitoring the Fund’s performance closely. In addition, the Independent Trustees considered that CWAM’s Director of Research (U.S.) had reported to them at numerous Contract Committee, Performance Committee and Board meetings on the corrective steps taken over the past several years to improve the Fund’s performance.
Costs of services and profits realized by CWAM
At various Committee and Board meetings, the Independent Trustees examined detailed information on the fees and expenses of the Fund in comparison to information for comparable funds provided by Broadridge. In addition to information on the actual fees and expenses of the Fund, the Independent Trustees reviewed pro forma information that annualized more recent changes to the Fund’s fees and expenses. They noted that the Fund’s net expenses and actual advisory fees were lower than the median of its Broadridge peer group. The Independent Trustees also considered that the Fund’s advisory fees were generally comparable to Columbia Acorn Select’s advisory fees at the same asset levels and reviewed the total expenses of the Fund versus three- and five-year performance, as prepared by Broadridge, in considering the total expense levels of the Fund. In addition, they took into account the small number of peer funds made available by Broadridge for comparison of fees and expenses.
The Independent Trustees considered that CWAM did not manage other investment companies as a sub-adviser or other institutional separate accounts that had investment strategies similar to the Fund.
The Independent Trustees also reviewed the analysis of CWAM’s profitability in serving as the Fund’s investment manager and of CWAM and its affiliates in their other service provider relationships with the Fund. The Contract Committee and the Board met with representatives from Ameriprise to discuss its methodologies for calculating profitability and allocating costs. They considered that Ameriprise calculated profitability and allocated costs on a contract-by-contract and fund-by-fund basis. The Independent Trustees also reviewed the methodology used by CWAM and Ameriprise in determining compensation payable to portfolio managers and the competitive market for investment management talent. The Independent Trustees were also provided with profitability information from a third-party consultant, Strategic Insight, which compared CWAM’s profitability to other similar investment managers in the mutual fund industry. The Independent Trustees discussed, however, that profitability comparisons among fund managers may not always be meaningful due to the lack of consistency in data, small number of publicly-owned managers, and the fact that the profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and other factors. The Independent Trustees evaluated CWAM’s profitability in light of the resources that had been, and would continue to be, provided to the Fund by Ameriprise to assist in improving Fund performance.
Economies of scale
At various Committee and Board meetings and other informal meetings, the Independent Trustees considered information about the extent to which CWAM realized economies of scale in connection with an increase in Fund assets. The Independent Trustees noted that the advisory fee schedule for the Fund included breakpoints in the rate of fees at various asset levels. In evaluating whether CWAM was sharing economies of scale with Fund shareholders, the Independent Trustees also took into account the advisory fee waiver that CWAM had agreed to extend for Wanger Select until April 30, 2020. The Independent Trustees concluded that the fee structure of the Advisory Agreement for the Fund reflected a sharing of economies of scale between CWAM and the Fund.
Other benefits to CWAM
The Independent Trustees also reviewed benefits that accrued to CWAM and its affiliates from their relationships with the Fund, based upon information provided to them by Ameriprise. They noted that the Fund’s transfer agency services were performed by Columbia Management Investment Services Corp., an affiliate of Ameriprise, which received compensation from the Fund for its transfer agent services. They considered that another affiliate of Ameriprise, Columbia Management Investment Distributors, Inc., served as the Fund’s distributor under an underwriting agreement but received no fees for its services to the Fund. In addition, they considered that Columbia Management provided sub-administration services to the
Wanger Select | Semiannual Report 2019	25

Board Consideration and Approval of Advisory
Agreement  (continued)
Fund. The Contract Committee and the Board received information regarding the profitability of these Fund agreements to the CWAM affiliates and also reviewed information about and discussed the capabilities of each affiliated entity in performing its respective duties.
The Independent Trustees considered other ways that the Fund and CWAM might potentially benefit from their relationship with each other. For example, the Independent Trustees considered CWAM’s use of commissions paid by the Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of CWAM. They noted that the Compliance Committee reviewed CWAM’s annual “soft dollar” report during the year and met with representatives from CWAM to review CWAM’s soft dollar spending. The Independent Trustees also considered that the Compliance Committee and/or Board regularly reviewed third-party prepared reports that evaluated the quality of CWAM’s execution of the Fund’s portfolio transactions. The Independent Trustees determined that CWAM’s use of the Fund’s “soft” commission dollars to obtain research products and services was consistent with current regulatory requirements and guidance. They also concluded that CWAM benefitted from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Fund, and that the Fund benefitted from CWAM’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of CWAM.
After full consideration of the above factors, as well as other factors that were instructive in evaluating the Advisory Agreement, the Independent Trustees concluded that the advisory fees were reasonable and that the continuation of the Advisory Agreement was in the best interest of the Fund. At the Board meeting held on June 12, 2019, the Independent Trustees approved continuation of the Advisory Agreement for the Fund through July 31, 2020.
26	Wanger Select | Semiannual Report 2019

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Wanger Asset Management, LLC
227 West Monroe, Suite 3000
Chicago, IL 60606
800.345.6611
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Wanger Select | Semiannual Report 2019	27

Additional information   (continued)
Trustees
Laura M. Born, Chair of the Board
David J. Rudis, Vice Chair of the Board
Maureen M. Culhane
Margaret M. Eisen
Eric A. Feldstein
John C. Heaton
Charles R. Phillips
Ralph Wanger (Trustee Emeritus)
Officers
Matthew A. Litfin, Co-President
Louis J. Mendes III, Co-President
John M. Kunka, Vice President, Treasurer and Principal Financial and Accounting Officer
Thomas P. McGuire, Chief Compliance Officer
David L. Frank, Vice President
Tae Han (Simon) Kim, Vice President
Stephen Kusmierczak, Vice President
Joseph C. LaPalm, Vice President
Satoshi Matsunaga, Vice President
Richard Watson, Vice President
Charles Young, Vice President
Michael G. Clarke, Assistant Treasurer
Paul B. Goucher, Assistant Secretary
Ryan C. Larrenaga, Assistant Secretary
Julian Quero, Assistant Treasurer
Martha A. Skinner, Assistant Treasurer
Linda K. Roth-Wiszowaty, Secretary
28	Wanger Select | Semiannual Report 2019

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Wanger Select
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For variable fund and variable contract prospectuses, which contain this and other important information, including the fees and expenses imposed under your contract, investors should contact their financial advisor or insurance representative. Read the prospectus for the Fund and your variable contract carefully before investing. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by Columbia Wanger Asset Management, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
C-1465 AN (8/19)

SemiAnnual Report
June 30, 2019
Wanger International
Managed by Columbia Wanger Asset Management, LLC
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Wanger International  |  Semiannual Report 2019

Fund at a Glance
(Unaudited)
Investment objective
Wanger International (the Fund) seeks long-term capital appreciation.
Portfolio management
Louis J. Mendes, CFA
Co-Portfolio Manager since 2005
Service with Fund since 2001
Tae Han (Simon) Kim, CFA
Co-Portfolio Manager since 2017
Service with Fund since 2011
Average annual total returns (%) (for the period ended June 30, 2019)
	Inception	6 Months cumulative	1 Year	5 Years	10 Years	Life
Wanger International	05/03/95	16.96	-2.44	2.65	9.09	11.28
MSCI ACWI ex USA Small Cap Growth Index (Net)		13.59	-6.37	3.53	8.79	-
MSCI ACWI ex USA Small Cap Index (Net)		11.60	-5.94	2.77	8.48	-
Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit columbiathreadneedleus.com/investor/.
Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
The Fund’s annual operating expense ratio of 1.23% is stated as of the Fund’s prospectus dated May 1, 2019, and differences in expense ratios disclosed elsewhere in this report may result from the reflection of fee waivers and/or expense reimbursements as well as different time periods used in calculating the ratios.
All results shown assume reinvestment of distributions.
Effective May 1, 2019, the MSCI ACWI ex USA Small Cap Growth Index (Net) became the Fund’s primary benchmark; prior to May 1, 2019 this index was the Fund’s secondary benchmark. Also effective May 1, 2019, the MSCI ACWI ex USA Small Cap Index (Net) became the Fund’s secondary benchmark; prior to May 1, 2019, this index was the Fund’s primary benchmark. The Investment Manager switched the Fund’s primary and secondary benchmarks because the Investment Manager believes that the Fund’s portfolio more closely aligns with the MSCI ACWI ex USA Small Cap Growth Index (Net). The Investment Manager believes that the MSCI ACWI ex USA Small Cap Index (Net) continues to provide a meaningful additional basis for comparing the Fund’s performance because the Fund’s portfolio will generally be closely aligned with the index from an investment style perspective.
The MSCI ACWI ex USA Small Cap Growth Index (Net) captures small cap securities exhibiting overall growth style characteristics across 22 of 23 Developed Markets (DM) countries (excluding the US) and 26 Emerging Markets (EM) countries.
The MSCI ACWI ex USA Small Cap Index (Net) captures small-cap representation across 22 of 23 developed market countries (excluding the United States) and 26 emerging markets countries.
Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
Wanger International | Semiannual Report 2019	3

Fund at a Glance   (continued)
(Unaudited)
Top ten holdings (%) (at June 30, 2019)
Nemetschek SE (Germany) Standard software for designing, constructing and managing buildings and real estate	2.3
SimCorp AS (Denmark) Global provider of highly specialised software for the investment management industry	2.3
Sweco AB, Class B (Sweden) Consulting company specializing in engineering, environmental technology, and architecture	1.9
Rightmove PLC (United Kingdom) Website that lists properties across Britain	1.8
Kindred Group PLC (Malta) Online gambling services	1.8
Dechra Pharmaceuticals PLC (United Kingdom) International veterinary pharmaceuticals	1.6
Akka Technologies (France) High-technology engineering consulting services	1.6
Intermediate Capital Group PLC (United Kingdom) Private equity firm	1.5
Mapletree Commercial Trust (Singapore) Singapore-focused real estate investment trust	1.5
Industria Macchine Automatiche SpA (Italy) Packaging machinery for the food, pharmaceuticals, and cosmetics industries	1.4
Percentages indicated are based upon total investments excluding Money Market Funds, investments in derivatives and Securties Lending Collateral, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments."
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at June 30, 2019)
Communication Services	7.1
Consumer Discretionary	12.7
Consumer Staples	5.2
Energy	1.4
Financials	12.1
Health Care	8.0
Industrials	24.5
Information Technology	16.7
Materials	6.9
Real Estate	5.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at June 30, 2019)
Australia	5.6
Belgium	0.6
Brazil	1.8
Cambodia	1.0
Canada	4.8
China	0.4
Cyprus	0.2
Denmark	2.2
France	2.0
Germany	6.0
Hong Kong	2.3
India	2.6
Indonesia	0.9
Ireland	1.2
Italy	4.1
Japan	20.0
Malta	1.7
Mexico	0.9
Netherlands	1.6
New Zealand	0.7
Norway	0.5
Poland	1.2
Russian Federation	0.9
Singapore	1.4
South Africa	1.0
South Korea	3.3
Spain	0.5
Sweden	4.5
Switzerland	3.2
Taiwan	5.1
Thailand	0.8
Turkey	0.3
United Kingdom	12.5
United States(a)	4.2
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Wanger International | Semiannual Report 2019

Manager Discussion of Fund Performance
(Unaudited)
Louis J. Mendes, CFA
Co-Portfolio Manager
Tae Han (Simon) Kim, CFA
Co-Portfolio Manager
Wanger International returned 16.96% for the six-month period ended June 30, 2019, outperforming the Fund’s primary benchmark, the MSCI ACWI ex USA Small Cap Growth Index (Net), which returned 13.59% for the same period. The Fund’s secondary benchmark, the MSCI ACWI ex USA Small Cap Index (Net), ended the six-month period with a return of 11.60%.
Global equities produced robust gains in the first half of 2019, with positive returns in every calendar month but May. Although the slowdown in global growth and the increasingly negative tone to the U.S.-China trade dispute remained key issues for the markets, these concerns were far outweighed by more favorable news on the interest rate front. In the span from late 2018 to mid-2019, the U.S. Federal Reserve shifted from indications that it could raise rates several more times to suggesting that it may take the opposite approach. Most global central banks adopted a similarly accommodating stance, contributing to a sizable rally in equities during the semiannual period.
The Fund performed well in this environment, outpacing its benchmarks by a comfortable margin. Consistent with our bottom-up approach, stock selection was the primary driver of the Fund’s results. Our stock picking was particularly effective in the industrials, information technology and financials sectors. Conversely, we lost some ground through selection in the energy and consumer discretionary sectors. Sector allocations, though a residual effect of our bottom-up strategy, also contributed positively to Fund performance. An overweight position in the information technology sector and an underweight position in the lagging consumer staples sector had the largest positive impact.
At the regional level, holdings in Europe, Asia ex-Japan and Japan performed well on a relative basis, while holdings in North America and Australasia detracted from relative performance.
German technology company Nemetschek SE was a key contributor during the semiannual period. Nemetschek, a provider of software that helps architecture, engineering and construction firms operate more effectively and efficiently, outperformed on the strength of positive quarterly results highlighted by double-digit revenue and profit growth. The company has successfully evolved to address a broader range of its end market, and it has expanded beyond Europe to encompass a more diversified global customer base.
The Fund’s position in Varta AG was a source of outperformance in the industrials sector. The German company has aggressively consolidated the market for zinc air micro-batteries over the past five years. It now has 45% global share of this growing market, and it supplies five of the six leading hearing aid manufacturers. The stock performed well after the company reported strong results, raised its guidance, and demonstrated progress on its plan to increase capacity to meet increased demand.
GW Pharmaceuticals PLC, a U.K. developer of cannabinoid-based drugs for neurological conditions, also made a strong contribution to results. The stock rose due to expectations for a broad potential market for cannabis-based treatments, as well as a promising commercial update showing surging demand for the company’s recently approved epilepsy drug, Epidiolex.
Conversely, shares of Seria Co. Ltd., a Japanese operator of dollar stores, underperformed after a competitor adopted an aggressive expansion strategy. While we believe the dollar store industry remains very attractive in a world of slowing growth and e-commerce threats, we are closely monitoring the aforementioned competitor for any strategic changes.
Seiren Co., Ltd., a Japanese manufacturer of materials for car seats and other advanced textiles, was another negative performance driver for the Fund. The stock was hit by slower orders from its auto customers while concurrently impacted by the startup of a new factory in Mexico. While the outlook for auto volumes remains weak globally, the plant has ramped up, which we believe should lessen the drag on earnings.

Wanger International | Semiannual Report 2019	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
Costa Group Holdings, Australia’s largest producer of fresh produce, was also among the Fund’s detractors for the six-month period. The company provided disappointing guidance due to weaker-than-expected demand for some produce as well as a delay in bringing its large mushroom expansion online. The stock declined sharply as a result, despite management’s assurance that calendar year 2019 results would be in line with prior guidance. We held the Fund’s position in Costa Group during the period in order to maintain the Fund’s exposure to Australia and until we found a suitable replacement.
Stocks produced unusually robust returns in the first six months of 2019, which may make the market more vulnerable to negative surprises in the second half of the year. Still, depressed bond yields are highly supportive for equity valuations, allowing investors to use a lower discount rate when analyzing the present value of future cash flows. Further, low fixed-income yields mean that stocks offer a more competitive earnings yield, which in turn supports higher valuations.* We believe that growth stocks become a particularly compelling investment proposition in a slowing economy, since we believe that investors need to identify companies with attractive organic growth rather than relying on GDP expansion to drive profits.
In combination, we believe the overall backdrop is favorable for the Fund’s investment style. We continue to invest the Fund in high-quality businesses with strong market positions, high returns on capital and skilled management teams that can generate strong returns despite issues such as shifting trade policy or uncertainty surrounding Brexit. With discount rates now at lower levels, companies that can demonstrate sustainable profitability should benefit from healthy investor demand. We believe our steady, bottom-up and value-oriented approach to growth investing is well suited to these circumstances.
*Earnings yield is earnings per share divided by stocks price, or the inverse of the price-to-earnings ratio. If investors are willing to accept lower earnings yields, as they might when bond yields are also low, we believe they will also be willing to invest in stocks with higher price-to-earnings ratios.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different, potentially less stringent, financial and accounting standards than those generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Wanger International | Semiannual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As a shareholder, you incur three types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include investment advisory fees and other expenses for Wanger International (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
January 1, 2019 — June 30, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger International	1,000.00	1,000.00	1,169.60	1,018.78	6.22	5.79	1.17
Expenses paid during the period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund’s most recent fiscal half-year and divided by 365.
Had the investment manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced. See Note 3 to the Financial Statements.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.
Wanger International | Semiannual Report 2019	7

Portfolio of Investments
June 30, 2019 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.1%
Issuer	Shares	Value ($)
Australia 5.6%
carsales.com Ltd. Automotive & related industry websites	499,148	4,750,840
Cleanaway Waste Management Ltd. Waste management services	1,365,565	2,238,109
Costa Group Holdings Ltd. Fruits and vegetables	384,000	1,091,054
DuluxGroup Ltd. Manufactures and supplies paints and other surface coatings	895,919	5,863,909
Evolution Mining Ltd. Gold exploration	1,453,000	4,453,160
National Storage REIT Owns self storage facilities	2,931,531	3,604,766
National Storage REIT(a) Self storage facilities	293,000	360,288
Star Entertainment Group Ltd. (The) Casinos and hotels	1,162,043	3,364,742
Total		25,726,868
Belgium 0.6%
Melexis NV Advanced integrated semiconductors, sensor ICs, and programmable sensor IC systems	43,729	2,956,810
Brazil 1.8%
Localiza Rent a Car SA Rents automobiles	308,400	3,267,958
Sul America SA Full service insurance company	509,600	4,984,590
Total		8,252,548
Cambodia 1.0%
NagaCorp Ltd. Leisure and tourism company	3,698,000	4,548,388
Canada 4.8%
AG Growth International, Inc. Manufacturer of Augers & Grain Handling Equipment	96,308	4,044,855
CAE, Inc. Training solutions based on simulation technology and integrated training services	208,804	5,614,134
CES Energy Solutions Corp. Oil and natural gas industry	1,313,590	2,427,466
Osisko Gold Royalties Ltd.(b) Precious metal royalty and stream company	372,310	3,880,746
Common Stocks (continued)
Issuer	Shares	Value ($)
Seven Generations Energy Ltd.(a) Oil and gas resources	470,645	2,307,312
ShawCor Ltd. Energy services company	120,488	1,685,572
Winpak Ltd. Packaging materials and machines for the protection of perishables	71,113	2,345,906
Total		22,305,991
China 0.4%
Xiabuxiabu Catering Management China Holdings Co., Ltd.(b) Chain of restaurants in China	1,249,000	1,813,356
Cyprus 0.2%
TCS Group Holding PLC, GDR Online retail financial services	34,786	681,806
Denmark 2.2%
SimCorp AS Global provider of highly specialised software for the investment management industry	106,485	10,307,971
France 2.0%
Akka Technologies High-technology engineering consulting services	98,079	7,063,367
Robertet SA Liquid flavorings, perfumes and associated natural aromatic ingredients	2,930	2,128,958
Total		9,192,325
Germany 6.0%
Deutsche Beteiligungs AG Private equity company, investing in domestic medium-sized companies	56,779	2,191,928
Hypoport AG(a) Technology service provider	5,012	1,368,304
Nemetschek SE Standard software for designing, constructing and managing buildings and real estate	176,208	10,615,281
Stroeer SE & Co. KGaA Digital multi-channel media company	63,216	4,749,172
Varta AG(a) Manufactures and markets a wide range of industrial, commercial and miniaturized batteries	79,706	4,948,600
Washtec AG Car, truck and railroad car washing systems	57,398	3,902,983
Total		27,776,268
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Wanger International | Semiannual Report 2019

Portfolio of Investments  (continued)
June 30, 2019 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Hong Kong 2.3%
ASM Pacific Technology Ltd. Machines, tools & materials used in the semiconductor industry	228,600	2,343,700
Stella International Holdings Ltd. Footwear products	1,359,500	2,297,246
Value Partners Group Ltd. Independent, value oriented asset management group	2,913,000	1,945,638
Vitasoy International Holdings Ltd. Food and beverages	838,000	4,029,920
Total		10,616,504
India 2.7%
Care Ratings Ltd. Credit rating services	142,656	1,949,876
Cholamandalam Investment and Finance Co., Ltd. Financial services provider	1,200,905	4,968,941
GRUH Finance Ltd.(a) Provides a range of home loans as well as insurance products	680,255	2,720,287
PI Industries Ltd. Agricultural and fine chemicals and polymers	151,732	2,579,092
Total		12,218,196
Indonesia 0.9%
PT Link Net Tbk High-speed internet connection through fiber optic lines	7,519,100	2,261,984
PT Tower Bersama Infrastructure Tbk Telecommunication infrastructure services to Indonesian wireless carriers	7,184,800	1,928,592
Total		4,190,576
Ireland 1.2%
UDG Healthcare PLC Commercialisation solutions for health care companies	553,372	5,613,674
Italy 4.1%
Amplifon SpA Hearing aids	121,827	2,854,519
Carel Industries SpA Control solutions for HVAC and humidification systems	290,013	3,528,580
Freni Brembo SpA Braking systems and components	545,320	6,275,755
Industria Macchine Automatiche SpA Packaging machinery for the food, pharmaceuticals, and cosmetics industries	76,508	6,344,824
Total		19,003,678
Common Stocks (continued)
Issuer	Shares	Value ($)
Japan 20.0%
Aeon Credit Service Co., Ltd. Credit card company	126,100	2,035,236
Aeon Mall Co., Ltd. Large-scale shopping malls	309,600	4,665,047
Aica Kogyo Co., Ltd. Manufactures adhesives, melamine boards, and housing materials	70,100	2,349,674
Aruhi Corp.(b) Finance services	125,700	2,471,428
Azbil Corp. Provides measurement and control technologies	188,028	4,604,253
CyberAgent, Inc. Operates websites, internet advertising agency and creates PC and mobile contents	117,700	4,289,234
Daiseki Co., Ltd. Waste Disposal & Recycling	145,900	3,658,092
Fuji Oil Holdings, Inc. Specialty vegetable oils and fats	116,500	3,514,327
Glory Ltd. Vending machines, coin-operated lockers, money handling machines, and data processing terminals	134,100	3,548,928
Hoshizaki Corp. Commercial Kitchen Equipment	34,600	2,580,167
Invesco Office J-REIT, Inc. Commercial and office buildings	13,850	2,317,285
KH Neochem Co., Ltd. Manufactures and sells petroleum chemical products	117,300	2,884,462
Mandom Corp. Cosmetic products for men and women	172,900	4,192,554
Milbon Co., Ltd. Hair Products for Salons	90,700	4,401,680
Miura Co., Ltd. Industrial boilers and related equipment	94,500	2,929,076
Nakanishi, Inc. Dental Tools & Machinery	118,500	2,178,997
Nihon Unisys Ltd. Computers and peripheral equipment	83,800	2,819,023
NSD Co., Ltd. Computer software development	187,700	5,434,334
Persol Holdings Co., Ltd. Human resource solutions	114,100	2,690,033
SCSK Corp. IT services	49,500	2,440,049
Seiren Co., Ltd. Advertising services	387,600	5,408,006

The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International | Semiannual Report 2019	9

Portfolio of Investments  (continued)
June 30, 2019 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Seria Co., Ltd. Operates 100 yen chain stores	142,400	3,293,789
Sohgo Security Services Co., Ltd. Around the clock security services	71,600	3,309,510
Solasto Corp. Medical related contract services	443,700	3,873,384
TechnoPro Holdings, Inc. Medical & electronic design and IT & software development	56,800	3,032,068
Ushio, Inc. Lamps and optical equipment	185,100	2,391,730
Valqua Ltd. Rubber, fiber and resin products	230,400	4,850,696
Yokogawa Electric Corp. Information technology solutions	10,200	200,763
Total		92,363,825
Malta 1.7%
Kindred Group PLC Online gambling services	933,758	7,927,050
Mexico 0.9%
Corporación Inmobiliaria Vesta SAB de CV Real estate owner, developer and asset administrator	1,587,600	2,337,510
Grupo Aeroportuario del Sureste SAB de CV, ADR Operates airports in Mexico	12,324	1,997,843
Total		4,335,353
Netherlands 1.6%
Aalberts NV Industrial services and flow control systems	83,574	3,280,467
IMCD NV Specialty chemicals and food ingredients	43,000	3,944,437
Total		7,224,904
New Zealand 0.7%
Restaurant Brands New Zealand Ltd.(a) Fast food restaurant chains	535,334	3,364,783
Norway 0.5%
Atea ASA(a) Nordic and Baltic supplier of IT infrastructure	161,653	2,198,213
Poland 1.2%
KRUK SA(a) Debt collection services	111,655	5,474,308
Russian Federation 0.9%
TCS Group Holding PLC, GDR Online retail financial services	208,302	4,082,719
Common Stocks (continued)
Issuer	Shares	Value ($)
Singapore 1.4%
Mapletree Commercial Trust Singapore-focused real estate investment trust	4,271,107	6,599,766
South Africa 1.0%
Famous Brands Ltd.(a) Food and beverage company	430,969	2,632,322
PSG Group Ltd. Diversified financial services	127,192	2,158,336
Total		4,790,658
South Korea 3.3%
DoubleUGames Co., Ltd. Online and mobile games	75,420	4,053,449
Koh Young Technology, Inc. 3D measurement and inspection equipment for testing various machineries	72,324	5,213,972
Korea Investment Holdings Co., Ltd. Financial holding company	85,759	6,002,351
Total		15,269,772
Spain 0.5%
Befesa SA Waste recycling services	57,000	2,268,515
Sweden 4.5%
AddTech AB, Class B High-tech industrial components and systems	189,091	5,741,804
Sectra AB, Class B(a) Medical and communication systems	62,393	2,260,920
Sweco AB, Class B Consulting company specializing in engineering, environmental technology, and architecture	311,847	8,567,786
Trelleborg AB, Class B Manufactures and distributes industrial products	285,936	4,064,871
Total		20,635,381
Switzerland 3.2%
Belimo Holding AG, Registered Shares Manufactures heating, ventilation and air conditioning equipment	1,025	6,299,938
Bossard Holding AG, Class A, Registered Shares Fastening devices, industrial adhesives & tools	14,502	2,257,582
Inficon Holding AG Vacuum instruments used to monitor and control production processes	4,257	2,598,101
Kardex AG Storage, warehouse and materials handling systems	20,939	3,658,372
Total		14,813,993

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Wanger International | Semiannual Report 2019

Portfolio of Investments  (continued)
June 30, 2019 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Taiwan 5.2%
Basso Industry Corp. Pneumatic nailers and staplers	2,011,000	3,779,256
Gourmet Master Co., Ltd.(a) Coffee & bakery cafes	394,960	2,208,167
Grape King Bio Ltd. Beverages, nutrition, pharmaceuticals, syrups and hair care products	336,000	2,215,624
Parade Technologies Ltd. Fabless semiconductor company	244,000	4,150,800
Silergy Corp. High performance analog integrated circuits	115,000	2,254,649
Sinbon Electronics Co., Ltd. Cable, connectors & modems	1,173,000	4,291,470
Voltronic Power Technology Corp. Uninterruptible power supply products, inverters, multiple surface mounted devices and other power products	224,395	4,891,110
Total		23,791,076
Thailand 0.8%
Beauty Community PCL Cosmetic and beauty products	6,244,800	832,030
Muangthai Capital PCL, Foreign Registered Shares Commercial lending company	1,503,100	2,771,506
Total		3,603,536
Turkey 0.3%
Logo Yazilim Sanayi Ve Ticaret AS(a) Enterprise resource planning software	214,865	1,545,937
United Kingdom 12.6%
Ascential PLC Media and consultancy services	1,302,520	5,892,338
Dechra Pharmaceuticals PLC International veterinary pharmaceuticals	211,921	7,396,544
Genus PLC Cattle breeding and agricultural consultancy services	84,000	2,829,082
GW Pharmaceuticals PLC, ADR(a) Cannabinoid prescription medicines	24,248	4,180,113
Hastings Group Holdings PLC General insurance services to the automobile and home insurance products	930,308	2,310,904
Intermediate Capital Group PLC Private equity firm	388,857	6,820,784
Renishaw PLC High technology precision measuring and calibration equipment	71,667	3,881,730
Common Stocks (continued)
Issuer	Shares	Value ($)
Rightmove PLC Website that lists properties across Britain	1,220,999	8,306,512
Safestore Holdings PLC Self storage facilities	560,499	4,366,926
Spectris PLC Products for electronic control and process instrumentation sectors	110,000	4,017,976
WH Smith PLC Retails books, magazines, newspapers, and periodicals	236,284	5,918,596
Zotefoams PLC Cross-linked polyethylene block foams	283,000	2,109,996
Total		58,031,501
United States 2.0%
Inter Parfums, Inc. Fragrances and related products	59,136	3,931,953
Ultragenyx Pharmaceutical, Inc.(a) Therapeutics and sialic acid for treating metabolic, body myopathy, glucuronidase, and rare genetic diseases	79,713	5,061,775
Total		8,993,728
Total Common Stocks (Cost: $370,869,691)		452,519,977

Securities Lending Collateral 0.7%
	Shares	Value ($)
Dreyfus Government Cash Management Fund, Institutional Shares, 2.250%(c),(d)	3,221,913	3,221,913
Total Securities Lending Collateral (Cost: $3,221,913)		3,221,913

Money Market Funds 1.6%

Columbia Short-Term Cash Fund, 2.433%(c),(e)	7,277,238	7,276,511
Total Money Market Funds (Cost: $7,276,511)		7,276,511
Total Investments in Securities (Cost: $381,368,115)		463,018,401
Obligation to Return Collateral for Securities Loaned		(3,221,913)
Other Assets & Liabilities, Net		1,502,625
Net Assets		$461,299,113

The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International | Semiannual Report 2019	11

Portfolio of Investments  (continued)
June 30, 2019 (Unaudited)
At June 30, 2019, securities and/or cash totaling $157,200 were pledged as collateral.
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
MSCI EAFE Index Future	28	09/2019	USD	2,692,620	42,692	—
MSCI Emerging Markets Index	12	09/2019	USD	632,040	13,370	—
Total					56,062	—
Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	All or a portion of this security was on loan at June 30, 2019. The total market value of securities on loan at June 30, 2019 was $3,067,311.
(c)	The rate shown is the seven-day current annualized yield at June 30, 2019.
(d)	Investment made with cash collateral received from securities lending activity.
(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended June 30, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividend — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.433%
	10,107,748	58,571,423	(61,401,933)	7,277,238	68	—	97,323	7,276,511
Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Currency Legend
USD	US Dollar
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not typically statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are traded in the European region or Asia Pacific region time zones which are typically statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
The Committee is responsible for applying the Wanger Advisors Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Wanger International | Semiannual Report 2019

Portfolio of Investments  (continued)
June 30, 2019 (Unaudited)
Fair value measurements  (continued)
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund’s securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.
The following table is a summary of the inputs used to value the Fund’s investments at June 30, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	25,726,868	—	—	25,726,868
Belgium	—	2,956,810	—	—	2,956,810
Brazil	8,252,548	—	—	—	8,252,548
Cambodia	—	4,548,388	—	—	4,548,388
Canada	22,305,991	—	—	—	22,305,991
China	—	1,813,356	—	—	1,813,356
Cyprus	—	681,806	—	—	681,806
Denmark	—	10,307,971	—	—	10,307,971
France	—	9,192,325	—	—	9,192,325
Germany	—	27,776,268	—	—	27,776,268
Hong Kong	—	10,616,504	—	—	10,616,504
India	—	12,218,196	—	—	12,218,196
Indonesia	—	4,190,576	—	—	4,190,576
Ireland	—	5,613,674	—	—	5,613,674
Italy	—	19,003,678	—	—	19,003,678
Japan	—	92,363,825	—	—	92,363,825
Malta	—	7,927,050	—	—	7,927,050
Mexico	4,335,353	—	—	—	4,335,353
Netherlands	—	7,224,904	—	—	7,224,904
New Zealand	—	3,364,783	—	—	3,364,783
Norway	—	2,198,213	—	—	2,198,213
Poland	—	5,474,308	—	—	5,474,308
Russian Federation	—	4,082,719	—	—	4,082,719
Singapore	—	6,599,766	—	—	6,599,766
South Africa	—	4,790,658	—	—	4,790,658
South Korea	—	15,269,772	—	—	15,269,772
Spain	—	2,268,515	—	—	2,268,515
Sweden	—	20,635,381	—	—	20,635,381
Switzerland	—	14,813,993	—	—	14,813,993
Taiwan	—	23,791,076	—	—	23,791,076
Thailand	—	3,603,536	—	—	3,603,536
Turkey	—	1,545,937	—	—	1,545,937
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International | Semiannual Report 2019	13

Portfolio of Investments  (continued)
June 30, 2019 (Unaudited)
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
United Kingdom	4,180,113	53,851,388	—	—	58,031,501
United States	8,993,728	—	—	—	8,993,728
Total Common Stocks	48,067,733	404,452,244	—	—	452,519,977
Securities Lending Collateral	3,221,913	—	—	—	3,221,913
Money Market Funds	—	—	—	7,276,511	7,276,511
Total Investments in Securities	51,289,646	404,452,244	—	7,276,511	463,018,401
Investments in Derivatives
Asset
Futures Contracts	56,062	—	—	—	56,062
Total	51,345,708	404,452,244	—	7,276,511	463,074,463
The Fund’s assets assigned to the Level 2 input category are generally valued using a market approach, in which a security’s value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board of Trustees, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Wanger International | Semiannual Report 2019

Statement of Assets and Liabilities
June 30, 2019 (Unaudited)
Assets
Investments in securities, at value*
Unaffiliated issuers (cost $374,091,604)	$455,741,890
Affiliated issuers (cost $7,276,511)	7,276,511
Cash	37
Margin deposits on:
Futures contracts	157,200
Receivable for:
Investments sold	2,113,334
Capital shares sold	18,752
Dividends	599,336
Securities lending income	8,210
Foreign tax reclaims	600,304
Variation margin for futures contracts	13,440
Prepaid expenses	4,315
Trustees’ deferred compensation plan	236,558
Total assets	466,769,887
Liabilities
Foreign currency (cost $44,372)	44,478
Due upon return of securities on loan	3,221,913
Payable for:
Investments purchased	1,410,542
Capital shares purchased	339,404
Variation margin for futures contracts	1,620
Investment advisory fee	12,009
Service fees	5,688
Administration fees	625
Trustees’ fees	242
Other expenses	197,695
Trustees’ deferred compensation plan	236,558
Total liabilities	5,470,774
Net assets applicable to outstanding capital stock	$461,299,113
Represented by
Paid in capital	376,557,750
Total distributable earnings (loss)	84,741,363
Total - representing net assets applicable to outstanding capital stock	$461,299,113
Shares outstanding	19,590,129
Net asset value per share	23.55
* Includes the value of securities on loan	3,067,311
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International | Semiannual Report 2019	15

Statement of Operations
Six Months Ended June 30, 2019 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$6,442,204
Dividends — affiliated issuers	97,323
Interest	1,681
Income from securities lending — net	34,619
Foreign taxes withheld	(591,747)
Total income	5,984,080
Expenses:
Investment advisory fee	2,149,515
Service fees	195,981
Administration fees	111,925
Trustees’ fees	25,802
Custodian fees	68,474
Printing and postage fees	82,885
Audit fees	43,336
Legal fees	45,156
Compensation of chief compliance officer	925
Other	14,970
Total expenses	2,738,969
Fees waived by transfer agent	(128,826)
Total net expenses	2,610,143
Net investment income	3,373,937
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	3,243,183
Investments — affiliated issuers	68
Foreign currency translations	14,113
Futures contracts	(277,942)
Net realized gain	2,979,422
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	64,213,139
Foreign currency translations	(1,606)
Futures contracts	56,062
Net change in unrealized appreciation (depreciation)	64,267,595
Net realized and unrealized gain	67,247,017
Net increase in net assets resulting from operations	$70,620,954
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Wanger International | Semiannual Report 2019

Statement of Changes in Net Assets
	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Operations
Net investment income	$3,373,937	$5,509,775
Net realized gain	2,979,422	42,430,610
Net change in unrealized appreciation (depreciation)	64,267,595	(140,751,833)
Net increase (decrease) in net assets resulting from operations	70,620,954	(92,811,448)
Distributions to shareholders
Net investment income and net realized gains	(42,102,833)	(71,062,256)
Total distributions to shareholders	(42,102,833)	(71,062,256)
Increase in net assets from capital stock activity	6,421,525	12,145,365
Total increase (decrease) in net assets	34,939,646	(151,728,339)
Net assets at beginning of period	426,359,467	578,087,806
Net assets at end of period	$461,299,113	$426,359,467

	Six Months Ended		Year Ended
	June 30, 2019 (Unaudited)		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	96,047	2,333,257	504,907	13,396,267
Distributions reinvested	1,835,346	42,102,833	2,539,748	71,062,256
Redemptions	(1,544,200)	(38,014,565)	(2,583,573)	(72,313,158)
Total net increase	387,193	6,421,525	461,082	12,145,365
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International | Semiannual Report 2019	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014
Per share data
Net asset value, beginning of period	$22.20	$30.84	$23.64	$26.32	$29.07	$34.55
Income from investment operations:
Net investment income	0.18	0.29	0.25	0.31	0.31	0.36
Net realized and unrealized gain (loss)	3.52	(4.93)	7.49	(0.56)	(0.09)	(1.56)
Total from investment operations	3.70	(4.64)	7.74	(0.25)	0.22	(1.20)
Less distributions to shareholders from:
Net investment income	(0.03)	(0.60)	(0.34)	(0.29)	(0.41)	(0.48)
Net realized gains	(2.32)	(3.40)	(0.20)	(2.14)	(2.57)	(3.80)
Total distributions to shareholders	(2.35)	(4.00)	(0.54)	(2.43)	(2.98)	(4.28)
Proceeds from regulatory settlements	—	—	—	—	0.01	—
Net asset value, end of period	$23.55	$22.20	$30.84	$23.64	$26.32	$29.07
Total return	16.96% (a)	(17.70)% (a)	32.91% (a)	(1.41)%	0.10% (b)	(4.40)%
Ratios to average net assets
Total gross expenses(c)	1.22% (d)	1.19%	1.16%	1.08% (e)	1.12%	1.05%
Total net expenses(c)	1.17% (d)	1.13%	1.12%	1.08% (e)	1.12%	1.05%
Net investment income	1.51% (d)	1.03%	0.92%	1.23%	1.11%	1.10%
Supplemental data
Portfolio turnover	23%	47%	55%	56%	53%	28%
Net assets, end of period (in thousands)	$461,299	$426,359	$578,088	$494,795	$586,629	$667,023

Notes to Financial Highlights
(a)	Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.
(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(d)	Annualized.
(e)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by 0.05%. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Wanger International | Semiannual Report 2019

Notes to Financial Statements
June 30, 2019 (Unaudited)
Note 1. Organization
Wanger International (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Exchange-traded funds are valued at their official close net asset value as reported on the applicable exchange. A security for which there is no reported sale on the valuation date is valued by comparison of the mean of the latest bid and ask quotations.
Foreign equity securities are generally valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In situations where foreign markets are closed, where a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated, and in the event of significant movement in the trigger index for the statistical fair valuation process established by the Board of Trustees, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.
Short-term investments maturing in 60 days or less are primarily valued at amortized cost, which approximates market value.
Wanger International | Semiannual Report 2019	19

Notes to Financial Statements  (continued)
June 30, 2019 (Unaudited)
Fund share valuation
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables
20	Wanger International | Semiannual Report 2019

Notes to Financial Statements  (continued)
June 30, 2019 (Unaudited)
with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Wanger International | Semiannual Report 2019	21

Notes to Financial Statements  (continued)
June 30, 2019 (Unaudited)
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at June 30, 2019:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	56,062*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(277,942)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	56,062
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended June 30, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	1,662,330

*	Based on the ending quarterly outstanding amounts for the six months ended June 30, 2019.
Securities lending
The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers, banks or other institutional borrowers of securities that the Funds’ securities lending agent has determined are credit worthy under guidelines established by the Board, to earn additional income. The Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund typically invests the cash collateral in the Dreyfus Government Cash Management Fund, a third-party institutional government money market fund in accordance with investment guidelines contained in the securities lending agreement and approved by the Board. The income earned from the securities lending program is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund’s lending agent, and borrower rebates. The Fund’s investment manager, Columbia Wanger Asset Management, LLC (the Investment Manager or CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of June 30, 2019, is included in the Statement of Operations.
22	Wanger International | Semiannual Report 2019

Notes to Financial Statements  (continued)
June 30, 2019 (Unaudited)
The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Fund as of June 30, 2019:
	Overnight and continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Wanger International
Securities lending transactions
Equity securities	$3,067,311	$—	$—	$—	$3,067,311
Gross amount of recognized liabilities for securities lending (collateral received)					3,221,913
Amounts due to counterparty in the event of default					$154,602
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of June 30, 2019:
Goldman Sachs ($)
Liabilities
Collateral on Securities Loaned	3,221,913
Total Liabilities	3,221,913
Total Financial and Derivative Net Assets	(3,221,913)
Financial Instruments	3,067,311
Net Amount (a)	(154,602)

(a)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions and investment income
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, exchange traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital may be made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Wanger International | Semiannual Report 2019	23

Notes to Financial Statements  (continued)
June 30, 2019 (Unaudited)
Federal income tax status
The Fund intends to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, intends to distribute substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. The Fund meets the exception under Internal Revenue Code Section 4982(f) and the Fund expects not to be subject to federal excise tax.
Foreign taxes
Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date.
Guarantees and indemnification
In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust’s organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund’s business affairs.
CWAM receives a monthly advisory fee based on the Fund’s daily net assets at the following annual rates:
Average daily net assets	Annual fee rate
Up to $100 million	1.10%
$100 million to $250 million	0.95%
$250 million to $500 million	0.90%
$500 million to $1 billion	0.80%
$1 billion and over	0.72%
24	Wanger International | Semiannual Report 2019

Notes to Financial Statements  (continued)
June 30, 2019 (Unaudited)
For the six months ended June 30, 2019, the annualized effective investment advisory fee rate was 0.96% of the Fund’s average daily net assets.
Administration fees
CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:
Aggregate average daily net assets of the Trust	Annual fee rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%
For the six months ended June 30, 2019, the annualized effective administration fee rate was 0.05% of the Fund’s average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Fund.
Compensation of board members
Certain officers and trustees of the Trust are also officers of CWAM or Columbia Management. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM or Columbia Management. The Trust offers a Deferred Compensation Plan (the Deferred Plan) for its independent trustees. Under the Deferred Plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Institutional Class shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the Deferred Plan are payable in accordance with the Deferred Plan.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the six months ended June 30, 2019, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $0 and $1,066,287, respectively.
Service fees
Pursuant to the Transfer, Dividend Disbursing and Shareholder Servicing Agreement between the Fund and Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, the Fund bears a service fee paid to the Transfer Agent to compensate it for amounts paid to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for various sub-transfer agency and other shareholder services each Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Wanger International | Semiannual Report 2019	25

Notes to Financial Statements  (continued)
June 30, 2019 (Unaudited)
Through June 30, 2019, the Transfer Agent had contractually agreed to waive a portion of the service fee payable by the Fund such that the annual service fee paid by the Fund did not exceed 0.03% of the Fund’s average daily net assets.
Distributor
Columbia Management Investment Distributors, Inc., a wholly owned subsidiary of Ameriprise Financial, serves as the Fund’s distributor and principal underwriter.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At June 30, 2019, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
381,368,000	108,125,000	(26,419,000)	81,706,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions in the Fund for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2019, were $103,144,555 and $131,148,960, respectively. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended June 30, 2019.
26	Wanger International | Semiannual Report 2019

Notes to Financial Statements  (continued)
June 30, 2019 (Unaudited)
Note 7. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Industrial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Shareholder concentration risk
At June 30, 2019, one unaffiliated shareholder of record owned 18.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 60.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Wanger International | Semiannual Report 2019	27

Board Consideration and Approval of Advisory
Agreement
Wanger Advisors Trust (the “Trust”) has an investment advisory agreement (the “Advisory Agreement”) with Columbia Wanger Asset Management, LLC (“CWAM”) under which CWAM manages Wanger International (the “Fund”). All of the voting trustees of the Trust are persons who have no direct or indirect interest in the Advisory Agreement and are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”). The Independent Trustees oversee the management of the Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for the Fund.
The Contract Committee (the “Contract Committee”) of the Board of Trustees (the “Board”), which is comprised solely of Independent Trustees, makes recommendations to the Board regarding any proposed continuation of the Advisory Agreement. After the Contract Committee has made its recommendations, the full Board determines whether to approve continuation of the Advisory Agreement. The Board also considers matters bearing on the Advisory Agreement at its various meetings throughout the year, meets at least quarterly with CWAM investment personnel (as does the Board’s Investment Performance Analysis Committee (the “Performance Committee”)), and receives monthly reports from CWAM on the performance of the Fund.
In connection with their most recent consideration of the Advisory Agreement for the Fund, the Contract Committee and all Independent Trustees received and reviewed a substantial amount of information provided by CWAM, Columbia Management Investment Advisers, LLC (“Columbia Management”) and the parent of CWAM and Columbia Management, Ameriprise Financial, Inc. (“Ameriprise”) in response to written requests from the Independent Trustees and their independent legal counsel. Throughout the process, the Independent Trustees had numerous opportunities to ask questions of and request additional materials from CWAM, Columbia Management and Ameriprise.
During each meeting at which the Contract Committee or the Independent Trustees considered the Advisory Agreement, they met in at least one executive session with their independent legal counsel. The Contract Committee also met with representatives of CWAM, Columbia Management and Ameriprise on several occasions. In all, the Contract Committee convened formally on four separate occasions to consider the continuation of the Advisory Agreement. The Board and/or some or all of the Independent Trustees met on other occasions to receive the Contract Committee’s status reports and/or to discuss outstanding issues. In addition, the Performance Committee, which is also comprised exclusively of Independent Trustees, reviewed the performance of the Fund, met in joint meetings with the Contract Committee, and reported to the Board and/or the Contract Committee throughout the year. The chair of the Compliance Committee of the Board (the “Compliance Committee”) made available relevant information with respect to matters within the realm of the Compliance Committee’s oversight responsibilities.
The materials reviewed by the Contract Committee and the Independent Trustees included, among other items: (i) information on the investment performance of the Fund relative to an independently selected peer group of funds and the Fund’s performance benchmark over various time periods, as presented and analyzed by an independent consultant; (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s fees and expenses to those of a peer group of funds and information about any applicable expense limitations and fee breakpoints; (iii) data on sales and redemptions of Fund shares; and (iv) information on the profitability to CWAM and Ameriprise, as well as potential “fall-out” or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Fund. The Contract Committee and the Board also considered other information such as: (i) CWAM’s financial condition; (ii) the Fund’s investment objective and strategy; (iii) the overall level of resources devoted to the Fund; (iv) the size, education, experience and resources of CWAM’s investment staff and its use of technology, including with respect to preparations for the liquidity risk management rule and external research and trading cost measurement tools; (v) changes in investment and other personnel at CWAM; (vi) the portfolio manager compensation framework; (vii) the allocation of the Fund’s brokerage, and the use of “soft” commission dollars to pay for research products and services; (viii) CWAM’s risk management program; (ix) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies and procedures; and (x) CWAM’s and its affiliates’ conflicts of interest.
28	Wanger International | Semiannual Report 2019

Board Consideration and Approval of Advisory
Agreement  (continued)
At a meeting held on June 12, 2019, the Board considered and unanimously approved the continuation of the Advisory Agreement. In considering the continuation of the Advisory Agreement, the Independent Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the Independent Trustees’ determination to approve the continuation of the Advisory Agreement are discussed below.
Nature, quality and extent of services
The Independent Trustees reviewed the nature, quality and extent of the services provided by CWAM and its affiliates to the Fund under the Advisory Agreement, taking into account the investment objective and strategy of the Fund, its shareholder base and knowledge gained from meetings with management, which were held on at least a quarterly basis. They reviewed the available resources and key personnel of CWAM and its affiliates, especially those providing investment management services to the Fund. They also considered the resources dedicated specifically to CWAM by its parent company pursuant to the Advisory Agreement and the contribution of those resources to the portfolio management process. The Independent Trustees noted that these dedicated resources included the professionals responsible for Fund risk analysis and portfolio construction, the continuous development and maintenance of CWAM’s research base and the servicing and support of existing Fund shareholders. The Independent Trustees also took into account other services provided to the Fund by CWAM and its affiliates, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Fund’s investment restrictions; monitoring and managing the Fund’s liquidity pursuant to the liquidity risk management program; providing support services for the Board and committees of the Board; managing the Fund’s securities lending program; communicating with shareholders; serving as the Fund’s administrator and fund accountant; and overseeing the activities of the Fund’s other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations. The Independent Trustees also noted the quality of CWAM’s compliance record.
The Independent Trustees also took into account CWAM’s efforts in recent years to improve Fund performance through, among other things, changes to the Fund’s portfolio composition, the investment personnel’s continued addition of more risk-based analyses into the portfolio management and construction process and increased emphasis on stocks with greater growth potential and changes to the Fund’s portfolio management personnel.
The Independent Trustees concluded that the nature, quality and extent of the services provided by CWAM and its affiliates to the Fund under the Advisory Agreement were appropriate for the Fund and that the Fund was likely to benefit from the continued provision of those services by CWAM. They also concluded that CWAM currently had sufficient personnel, with appropriate education and experience, to serve the Fund effectively, and that the firm had demonstrated its continuing ability to attract and retain well-qualified personnel. The Independent Trustees also considered that Ameriprise had committed to the Board that CWAM would have sufficient investment management resources to continue to improve performance, including but not limited to resources to continue hiring additional analysts and other investment and operational personnel. The Independent Trustees therefore believed that CWAM would have sufficient resources to attract and retain personnel as necessary to improve performance.
Performance of the Fund
The Independent Trustees reviewed information comparing the Fund’s performance with that of its benchmarks and with the performance of a group of comparable funds as identified by independent consultant Broadridge Financial Solutions, Inc. (“Broadridge”). They evaluated the performance and risk characteristics of the Fund over various time periods and noted that the Fund’s performance had surpassed the median of its Broadridge peer group for the one-, three- and five-year periods ended December 31, 2018. They also considered that the Fund had outperformed its primary benchmark for the one-year period ended December 31, 2018 and underperformed its benchmark for the three- and five-year periods ended December 31, 2018. They also took into account that Fund’s performance lagged the median of its Broadridge peer group for the one-, three- and five-year periods ended April 30, 2019. In light of this information, the Independent Trustees concluded that the Fund’s performance was satisfactory versus peers and its primary benchmark.
Wanger International | Semiannual Report 2019	29

Board Consideration and Approval of Advisory
Agreement  (continued)
The Independent Trustees concluded that CWAM had taken and continued to take a number of corrective steps to improve the Fund’s performance, although it would take additional time to determine the full impact of these measures, and that the Performance Committee was monitoring the Fund’s performance closely. In addition, the Independent Trustees considered that CWAM’s Director of International Research had reported to them at numerous Contract Committee, Performance Committee and Board meetings on the corrective steps taken over the past several years to improve the Fund’s performance.
Costs of services and profits realized by CWAM
At various Committee and Board meetings, the Independent Trustees examined detailed information on the fees and expenses of the Fund compared with information for similar funds provided by Broadridge. In addition to information on the actual fees and expenses of the Fund, the Independent Trustees reviewed pro forma information that annualized more recent changes to the Fund’s fees and expenses. The Independent Trustees noted that the Fund’s net expenses and actual advisory fees were higher than its Broadridge peer group median. They also considered that the Fund’s advisory fees were generally comparable to Columbia Acorn International’s advisory fees at the same asset levels and reviewed the total expenses of the Fund versus three- and five-year performance, as prepared by Broadridge, in considering the total expense levels of the Fund.
The Independent Trustees also reviewed the advisory fee rates charged by CWAM for managing other investment companies as a sub-adviser, and other institutional separate accounts that had investment strategies similar to the Fund, as detailed in materials provided to the Contract Committee by CWAM. The Independent Trustees determined that the Fund’s advisory fees were somewhat higher than CWAM’s sub-advisory and institutional separate account fees. The Independent Trustees considered the information provided by CWAM regarding its performance of significant additional services for the Fund that it did not provide to sub-advisory and non-mutual fund clients, including administrative and fund accounting services, oversight of the Fund’s other service providers, Trustee support, regulatory compliance and numerous other services, and that, in servicing the Fund, CWAM assumed many legal and business risks that it did not assume in servicing many of its non-fund clients.
The Independent Trustees reviewed the analysis of CWAM’s profitability in serving as the Fund’s investment manager and of CWAM and its affiliates in their other service provider relationships with the Fund. The Contract Committee and the Board met with representatives from Ameriprise to discuss its methodologies for calculating profitability and allocating costs. They considered that Ameriprise calculated profitability and allocated costs on a contract-by-contract and fund-by-fund basis. The Independent Trustees also reviewed the methodology used by CWAM and Ameriprise in determining compensation payable to portfolio managers and the competitive market for investment management talent. The Independent Trustees were also provided with profitability information from a third-party consultant, Strategic Insight, which compared CWAM’s profitability to other similar investment managers in the mutual fund industry. The Independent Trustees discussed, however, that profitability comparisons among fund managers may not always be meaningful due to the lack of consistency in data, small number of publicly-owned managers, and the fact that the profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and other factors. The Independent Trustees evaluated CWAM’s profitability in light of the resources that had been, and would continue to be, provided to the Fund by Ameriprise to assist in improving Fund performance.
Economies of scale
At various Committee and Board meetings and other informal meetings, the Independent Trustees considered information about the extent to which CWAM realized economies of scale in connection with an increase in Fund assets. The Independent Trustees noted that the advisory fee schedule for the Fund included breakpoints in the rate of fees at various asset levels. The Independent Trustees concluded that the fee structure of the Advisory Agreement for the Fund reflected a sharing of economies of scale between CWAM and the Fund.
Other benefits to CWAM
The Independent Trustees also reviewed benefits that accrued to CWAM and its affiliates from their relationships with the Fund, based upon information provided to them by Ameriprise. They noted that the Fund’s transfer agency services were performed by Columbia Management Investment Services Corp., an affiliate of Ameriprise, which received compensation from
30	Wanger International | Semiannual Report 2019

Board Consideration and Approval of Advisory
Agreement  (continued)
the Fund for its transfer agent services. They considered that another affiliate of Ameriprise, Columbia Management Investment Distributors, Inc., served as the Fund’s distributor under an underwriting agreement but received no fees for its services to the Fund. In addition, they considered that Columbia Management provided sub-administration services to the Fund. The Contract Committee and the Board received information regarding the profitability of these Fund agreements to the CWAM affiliates and also reviewed information about and discussed the capabilities of each affiliated entity in performing its respective duties.
The Independent Trustees considered other ways that the Fund and CWAM might potentially benefit from their relationship with each other. For example, the Independent Trustees considered CWAM’s use of commissions paid by the Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of CWAM. They noted that the Compliance Committee reviewed CWAM’s annual “soft dollar” report during the year and met with representatives from CWAM to review CWAM’s soft dollar spending. The Independent Trustees also considered that the Compliance Committee and/or Board regularly reviewed third-party prepared reports that evaluated the quality of CWAM’s execution of the Fund’s portfolio transactions. The Independent Trustees determined that CWAM’s use of the Fund’s “soft” commission dollars to obtain research products and services was consistent with current regulatory requirements and guidance. They also concluded that CWAM benefitted from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Fund, and that the Fund benefitted from CWAM’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of CWAM.
After full consideration of the above factors, as well as other factors that were instructive in evaluating the Advisory Agreement, the Independent Trustees concluded that the advisory fees were reasonable and that the continuation of the Advisory Agreement was in the best interest of the Fund. At the Board meeting held on June 12, 2019, the Independent Trustees approved continuation of the Advisory Agreement for the Fund through July 31, 2020.
Wanger International | Semiannual Report 2019	31

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Wanger Asset Management, LLC
227 West Monroe, Suite 3000
Chicago, IL 60606
800.345.6611
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
32	Wanger International | Semiannual Report 2019

Additional information   (continued)
Trustees
Laura M. Born, Chair of the Board
David J. Rudis, Vice Chair of the Board
Maureen M. Culhane
Margaret M. Eisen
Eric A. Feldstein
John C. Heaton
Charles R. Phillips
Ralph Wanger (Trustee Emeritus)
Officers
Matthew A. Litfin, Co-President
Louis J. Mendes III, Co-President
John M. Kunka, Vice President, Treasurer and Principal Financial and Accounting Officer
Thomas P. McGuire, Chief Compliance Officer
David L. Frank, Vice President
Tae Han (Simon) Kim, Vice President
Stephen Kusmierczak, Vice President
Joseph C. LaPalm, Vice President
Satoshi Matsunaga, Vice President
Richard Watson, Vice President
Charles Young, Vice President
Michael G. Clarke, Assistant Treasurer
Paul B. Goucher, Assistant Secretary
Ryan C. Larrenaga, Assistant Secretary
Julian Quero, Assistant Treasurer
Martha A. Skinner, Assistant Treasurer
Linda K. Roth-Wiszowaty, Secretary
Wanger International | Semiannual Report 2019	33

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[THIS PAGE INTENTIONALLY LEFT BLANK]

Wanger International
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For variable fund and variable contract prospectuses, which contain this and other important information, including the fees and expenses imposed under your contract, investors should contact their financial advisor or insurance representative. Read the prospectus for the Fund and your variable contract carefully before investing. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by Columbia Wanger Asset Management, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
C-1460 AN (8/19)

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semiannual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Wanger Advisors Trust

By (Signature and Title) /s/ Louis Mendes Louis Mendes, Co-President and Principal Executive Officer

Date August 22, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Louis Mendes
Louis Mendes, Co-President and Principal Executive Officer
Date August 22, 2019
By (Signature and Title) /s/ John M. Kunka
John M. Kunka, Treasurer and Principal Accounting and Financial Officer
Date August 22, 2019